                                                                    EXHIBIT 10.3


                         RECEIVABLES PURCHASE AGREEMENT

                            Dated as of June 20, 1997

                                     Between


                            AMKOR ELECTRONICS, INC.,
                                as the Originator

                                       and


                            AMKOR RECEIVABLES CORP.,
                                  as they Buyer

                                TABLE OF CONTENTS
                                   (CONTINUED)
                                      PAGE


                                TABLE OF CONTENTS


PRELIMINARY STATEMENTS.................................................................................................... PAGE 1

ARTICLE I - AMOUNTS AND TERMS OF THE PURCHASES............................................................................ PAGE 1

            Section 1.1.  Agreement to Purchase........................................................................... PAGE 1
            Section 1.2.  Payment for the Purchases....................................................................... PAGE 3
            Section 1.3.  Purchase Price Credit Adjustments............................................................... PAGE 5
            Section 1.4.  Payments and Computations, Etc.................................................................. PAGE 5
            Section 1.5.  Transfer of Records............................................................................. PAGE 5
            Section 1.6.  Characterization................................................................................ PAGE 6

ARTICLE II - REPRESENTATIONS AND WARRANTIES............................................................................... PAGE 6

            Section 2.1.  Originator Representations and Warranties....................................................... PAGE 6

ARTICLE III - CONDITIONS OF PURCHASES..................................................................................... PAGE 10

            Section 3.1.  Conditions Precedent to Initial Purchase........................................................ PAGE 10
            Section 3.2.  Conditions Precedent to All Purchases........................................................... PAGE 9

ARTICLE IV - COVENANTS.................................................................................................... PAGE 11

            Section 4.1.  Affirmative Covenants of Originator............................................................. PAGE 11
            Section 4.2.  Negative Covenants of Originator................................................................ PAGE 15

ARTICLE V - ADMINISTRATION AND COLLECTION................................................................................. PAGE 15

            Section 5.1.  Designation of Sub-Servicer..................................................................... PAGE 16
            Section 5.2.  Duties of Sub-Servicer.......................................................................... PAGE 16
            Section 5.3.  Collection Account Agreements................................................................... PAGE 16
            Section 5.4.  Responsibilities of theOriginator............................................................... PAGE 17
            Section 5.5.  Reports......................................................................................... PAGE 18
            Section 5.6.  Sub-Servicer Fee................................................................................ PAGE 18

                                TABLE OF CONTENTS
                                   (CONTINUED)




ARTICLE VI - EVENTS OF DEFAULT........................................................................................... PAGE 18

            Section 6.1.  Events of Default.............................................................................. PAGE 18
            Section 6.2.  Remedies....................................................................................... PAGE 19

ARTICLE VII - INDEMNIFICATION............................................................................................ PAGE 20

            Section 7.1.  Indemnities by the Originator.................................................................. PAGE 20
            Section 7.2.  Other Costs and Expenses....................................................................... PAGE 22

ARTICLE VIII - MISCELLANEOUS............................................................................................. PAGE 22

            Section 8.1.   Waivers, Amendments and Consents.............................................................. PAGE 22
            Section 8.2.   Notices....................................................................................... PAGE 23
            Section 8.3.   Protection of Buyer's Interests............................................................... PAGE 23
            Section 8.4.   Confidentiality............................................................................... PAGE 23
            Section 8.5.   Bankruptcy Petition........................................................................... PAGE 24
            Section 8.6.   Limitation of Liability....................................................................... PAGE 24
            Section 8.7.   Choice of Law................................................................................. PAGE 24
            Section 8.8.   Consent to Jurisdiction....................................................................... PAGE 24
            Section 8.9.   Waiver of Jury Trial.......................................................................... PAGE 25
            Section 8.10. Binding Effect; Assignability.................................................................. PAGE 25
            Section 8.11. Subordination.................................................................................. PAGE 26
            Section 8.12. Integration; Survival of Terms................................................................. PAGE 26
            Section 8.13. Counterparts; Severability..................................................................... PAGE 26
            Section 8.14. Characterization............................................................................... PAGE 26

                         RECEIVABLES PURCHASE AGREEMENT

            This Receivables Purchase Agreement dated as of June 20, 1997 is among Amkor Electronics, Inc., a Pennsylvania corporation (the "Originator"), and Amkor Receivables Corp., a Delaware corporation (the "Buyer"). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I hereto.


                             PRELIMINARY STATEMENTS

            The Originator now owns, and from time to time hereafter will own, Receivables and the Originator wishes to sell and assign to the Buyer, and the Buyer wishes to purchase from the Originator, all right, title and interest of the Originator in and to the Receivables now and hereafter arising.

            The Originator and the Buyer believe that it is in their mutual interest for the Originator to sell the Receivables to the Buyer and for the Buyer to purchase the Receivables.

            The Originator and the Buyer intend this transaction to be a true sale of the Receivables from the Originator to the Buyer providing the Buyer with the full benefits of ownership of the Receivables, and the Originator and the Buyer do not intend this transaction to be, or for any purpose to be characterized as, a loan from the Buyer to the Originator.

            Upon purchasing the Receivables from the Originator, the Buyer will sell interests in all or a portion of the Receivables pursuant to that certain Investor Agreement (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the "Investor Agreement") dated as of June 20, 1997 among the Buyer, Falcon Asset Securitization Corporation ("Falcon"), the financial institutions parties thereto as 'Investors" and The First National Bank of Chicago ('First Chicago"), as Agent (the 'Agent') thereunder.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                       AMOUNTS AND TERMS OF THE PURCHASES

            Section 1.1. Agreement to Purchase. (a) Upon the terms and subject to the conditions hereof, the Buyer hereby buys, and the Originator hereby sells, all of the Originator's right, title and interest in and to all Receivables existing as of the closing date and thereafter created or arising at any time prior to the Termination Date, in each case together with all Related Security relating thereto and all Collections thereof and all Collection Accounts (the "Purchase"). All right, title and interest in and to all Receivables (together with the Related Security with respect thereto and all Collections thereof) arising on each day prior to the Termination Date shall, without further action of any type being required on the part of the Buyer or the Originator, transfer on such day to the Buyer and the Buyer shall thereupon have the obligation to pay the Purchase Price in respect thereof in the manner, at the time and otherwise in accordance with the terms specified in this Agreement. Prior to making any Purchase hereunder, the Buyer may request of the Originator, and the Originator shall deliver, such approvals, opinions, information, reports or documents as the Buyer may reasonably request.

            (b) It is the intention of the parties hereto that each Purchase of Receivables made hereunder shall constitute a "sale of accounts", as such term is used in Article 9 of the UCC, which sales are absolute and irrevocable and provide the Buyer with the full benefits of ownership of the Receivables. Except for the Purchase Price Credits owed pursuant to Section 1.3 hereof, each sale of Receivables hereunder is made without recourse to the Originator; provided, however, that (i) the Originator shall be liable to the Buyer for all representations, warranties and covenants made by the Originator pursuant to the terms of this Agreement, and (ii) such sale does not constitute and is not intended to result in an assumption by the Buyer or any assignee thereof of any obligation of the Originator or any other Person arising in connection with the Receivables, the Related Security, the related Contracts or the Collection Accounts, or any other obligations of the Originator. In view of the intention of the parties hereto that the Purchases of Receivables made hereunder shall constitute sales of such Receivables rather than loans secured by such Receivables, the Originator agrees on or prior to the date hereof to mark (i) its master data processing records relating to the Receivables with the following legend:

                  ALL A/R OF AMKOR ELECTRONICS INC HAVE BEEN SOLD TO AMKOR RECEIVABLES CORP & FNBC

and (ii) its other books and records relating to the Receivables with the following legend:

                  ALL ACCOUNTS RECEIVABLE OF AMKOR ELECTRONICS, INC. HAVE BEEN SOLD, AND ALL ACCOUNTS RECEIVABLE OF AMKOR ELECTRONICS, INC. HEREAFTER EXISTING OR ARISING WILL BE SOLD, TO AMKOR RECEIVABLES CORP. PURSUANT TO THAT CERTAIN RECEIVABLES PURCHASE AGREEMENT DATED AS OF

                  JUNE 20, 1997 BETWEEN AMKOR ELECTRONICS, INC. AND AMKOR RECEIVABLES CORP. ("ARC"), AND INTERESTS THEREIN HAVE BEEN SOLD BY ARC TO THE FIRST NATIONAL BANK OF CHICAGO, AS AGENT FOR CERTAIN PURCHASERS

or in either case such other legend as may be acceptable to the Buyer, evidencing that the Buyer has purchased such Receivables as provided in this Agreement, and to note in its financial statements that its Receivables have been sold to the Buyer. Upon the request of the Buyer, the Originator will execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate or as the Buyer may reasonably request. In addition, the Originator will, upon request, make available to the Buyer or to the Servicer the original copy of each Contract under which a Receivable has arisen.

            Section 1.2. Payment for the Purchases. (a) The Purchase Price for the initial Purchase of Receivables shall be payable in full by the Buyer to the Originator, and shall be paid to the Originator in the following manner on the date of such initial Purchase: (i) by delivery of immediately available funds, to the extent of funds made available to the Buyer in connection with its subsequent sale of an interest in such Receivables to the Purchasers under the Investor Agreement, (ii) by the issuance of equity in the manner contemplated in the Subscription Agreement and having a value of not less than the greater of
(A) $3,000,000 or (B) three percent (3.00%) of the aggregate Capital outstanding at such time under the Investor Agreement, and (iii) the balance, with the proceeds of a Revolving Loan. The Purchase Price for each Purchase after the initial Purchase shall be payable in full by the Buyer to the Originator or its designee on the date of such Purchase, except that the Buyer may, with respect to any such Purchase, offset against such Purchase Price any amounts owed by the Originator to the Buyer hereunder and which have become due but remain unpaid.

            (b) With respect to any Purchase hereunder, at the time of settlement of the Purchase Price therefor, the Buyer may elect to pay all or part of, the applicable Purchase Price (to the extent that the obligation to pay such Purchase Price is not satisfied through the application of funds from Collections as described in Section 1.2(d)) by borrowing from the Originator a subordinated revolving loan (each a "Revolving Loan"), and the Originator, subject to the remaining provisions of this paragraph, irrevocably agrees to advance such Revolving Loan in the amount so specified by the Buyer (which amount shall be deemed to be the lesser of (i) the aggregate Purchase Price which remains owing to the Originator in connection with such settlement after giving effect to funds received by the Originator which have been applied thereto and (ii) the maximum Revolving Loan which may be borrowed under the restrictions set forth in this paragraph). Notwithstanding the foregoing, the Originator is not committed to make any Revolving Loan (and the Buyer's right to make the election described hereinabove shall not be effective), if, as a result of making such loan, either (i) the aggregate outstanding amount of the Revolving Loans would exceed an amount equal to the aggregate Outstanding Balance of the

"Eligible Receivables" under and as defined in the Investor
Agreement at such time minus the aggregate Capital outstanding at such time under the Investor Agreement or (ii) the Buyer's net worth would be equal to an amount that is less than the greater of (A) $3,000,000 or (B) three percent (3.00%) of the aggregate Capital outstanding at such time under the Investor Agreement. or (iii) the amount of the Revolving Loan then being made would exceed an amount equal to the Purchase Price payable in connection with the Purchase being made hereunder on such date minus funds then being made available under the Investor Agreement or otherwise then available to the Buyer. The Revolving Loans shall be evidenced by, and shall be payable in accordance with the terms and provisions of, a promissory note in the form of Exhibit X hereto (the "Revolving Note") and shall be payable solely from funds which the Buyer is not required under the Investor Agreement to set aside for the benefit of, or otherwise pay over to, the Agent and/or the Purchasers.

            (c) In the case of any Purchase subsequent to the initial Purchase, if the Buyer has insufficient funds to pay in full the applicable Purchase Price (after taking account of the proceeds received from the sale of the Receivable Interests and the proceeds of Revolving Loans made hereunder), then the Originator shall be deemed to have contributed to the capital of the Buyer Receivables having a Purchase Price equal to the otherwise unpaid portion of the total Purchase Price owed on such day, provided, however, that no such deemed capital contribution shall be made from and after the date on which the Originator issues its written notice of the designation of the Termination Date.

            (d) Unless the Buyer shall otherwise direct the application of Collections for any purpose not prohibited by the Transaction Documents in a written notice to the Originator, on each Business Day during a Monthly Period after the date of the initial Purchase, all Collections available to the Buyer (after setting aside amounts required to be set aside for the benefit of, or otherwise paid over to, the Agent and/or the Purchasers in accordance with the Investor Agreement) shall be remitted directly to the Originator and, subject to receipt by the Originator of the fee payable by the Buyer pursuant to Section
5.6 hereof for the Monthly Period in which such Business Day occurs, shall be applied as payments toward the Purchase Price of Receivables conveyed by the Originator to the Buyer during such Monthly Period; provided, that to the extent such Collections exceed such Purchase Price, the excess shall be paid directly to the Buyer. Although amounts shall be paid directly to the Originator on a daily basis in accordance with the first sentence of this sub-section, settlement of the Purchase Price between the Buyer and the Originator shall be effected on a monthly basis with respect to all Purchases within the same Monthly Period on the Settlement Date occurring in the succeeding calendar month and based on the information contained in the Receivables Activity Report in respect of such Monthly Period. Although settlement shall be effected on a Settlement Date, increases or decreases in the amount owing under the Revolving Note made pursuant to subsection (b) above and any contribution of capital by the Originator to the Buyer made pursuant to subsection (c) above shall be deemed to have occurred and shall be effective as of the last Business Day of the Monthly Period to which such settlement relates.

            Section 1.3. Purchase Price Credit Adjustments. (a) If on any day the Outstanding Balance of a Receivable purportedly conveyed hereunder is either (x) reduced as a result of any defective or rejected goods or services, any cash discount or any adjustment by the Originator (whether individually or in its performance of duties as Sub-Servicer), or (y) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction and whether such claim relates to the Originator or any Affiliate thereof) or (z) is otherwise reduced as a result of any of the factors set forth in the definition of Dilutions, then, in such event, the Buyer shall be entitled to a credit (a "Purchase Price Credit") against the Purchase Price otherwise payable hereunder equal to the full amount of such reduction or cancellation. If such Purchase Price Credit exceeds the Purchase Price of the Receivables to be sold hereunder on any date, then the Originator shall pay the remaining amount of such Purchase Price Credit in cash on the next succeeding Business Day; provided that, if the Termination Date has not occurred, the Originator shall be allowed to deduct the remaining amount of such Purchase Price Credit from any indebtedness owed to it under the Revolving Note.

            (b) If on any day any of the representations or warranties contained in Article II with respect to any Receivables are not true when made, or deemed made, the Originator shall be deemed to have received on such day a Collection of such Receivables in full. If the Originator is deemed to have received Collections pursuant to this Section 1.3(b), the Originator shall immediately pay such Collections to the Sub-Servicer for application in accordance with the terms hereof and, at all times prior to such remittance, such Collections shall be held in trust by the Originator for the exclusive benefit of the Buyer.

            Section 1.4. Payments and Computations, Etc. All amounts to be paid or deposited by the Buyer hereunder shall be paid or deposited in accordance with the terms hereof on the day when due in immediately available funds to the account of the Originator designated from time to time by the Originator or as otherwise directed by the Originator. In the event that any payment owed by any Person hereunder becomes due on a day which is not a Business Day, then such payment shall be made on the next succeeding Business Day. Any amount due hereunder which is not paid when due hereunder shall bear interest at the Base Rate as in effect from time to time until paid in full; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

            Section 1.5. Transfer of Records. (a) In connection with the Purchases of Receivables hereunder, the Originator hereby sells, transfers, assigns and otherwise conveys to the Buyer all of the Originator's right and title to and interest in the Records relating to all Receivables sold hereunder, without the need for any further documentation in connection with any Purchase. In connection with such transfer, the Originator hereby grants to each of the Buyer and the Servicer an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all software used by the Originator to account for the Receivables, to the extent necessary to administer the

Receivables. whether such software is owned by the Originator or is owned by others and used by the Originator under license agreements with respect thereto. As of the date hereof. no consent by any licensor of the Originator to such grant is required. If after the date hereof the consent by any licensor of the Originator to such grant shall be required, the Originator represents that such consent shall promptly be obtained. The license granted hereby shall be irrevocable, and shall terminate on the date this Agreement shall terminate in accordance with its terms.

            (b) The Originator (i) shall take such action requested by the Buyer and/or the Agent, from time to time hereafter, that may be necessary or appropriate to ensure that the Buyer and its assigns under the Investor Agreement have an enforceable ownership interest in the Records relating to the Receivables purchased from the Originator hereunder and (ii) shall use its reasonable efforts to ensure that the Buyer and the Servicer each has an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for the Receivables and/or to recreate such Records.

            Section 1.6. Characterization. If, notwithstanding the intention of the parties expressed in Section 1.1(b), the conveyance by the Originator to the Buyer of Receivables hereunder shall be characterized as a secured loan and not a sale, this Agreement shall constitute a security agreement under applicable law. For this purpose, the Originator hereby grants to the Buyer a duly perfected security interest in all of the Originator's right, title and interest in, to and under the Receivables, the Collections, each Collection Account, all Related Security, all payments on or with respect to such Receivables, all other rights relating to and payments made in respect of the Receivables, and all proceeds of any thereof prior to all other liens on and security interests therein. After an Event of Default, the Buyer shall have, in addition to the rights and remedies which it may have under this Agreement, all other rights and remedies provided to a secured creditor after default under the UCC and other applicable law, which rights and remedies shall be cumulative. In that regard, the Buyer is hereby granted a license or other right to use, without charge, the Originator's copyrights, rights of use of any name, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it may pertain to Related Security comprising repossessed or returned inventory the sale or lease of which shall have given rise to a Receivable and in order to facilitate the disposition by the Buyer of such inventory.


                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

            Section 2.1. Originator Representations and Warranties. The Originator hereby represents and warrants, individually and in its capacity as Sub-Servicer, to the Buyer that:

            (a) Corporate Existence and Power. The Originator is a corporation duly organized validly existing and in good standing under the laws of its state of incorporation, and has all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted.

            (b) No Conflict. The execution, delivery and performance by the Originator of this Agreement and each other Transaction Document to which the Originator is a party. and the Originator's use of the proceeds of Purchases made hereunder, are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its certificate or articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it. (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgement, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of the Originator or its Subsidiaries (except as created hereunder); and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. This Agreement and each other Transaction Document to which the Originator is a party has been duly authorized, executed and delivered by the Originator.

            (c) Governmental Authorization. Other than the filling of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Originator of the Transaction Documents to which the Originator is a party.

            (d) Binding Effect. The Transaction Documents to which the Originator is a party constitute the legal, valid and binding obligations of the Originator enforceable against the Originator in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally.

            (e) Accuracy of Information. All information heretofore furnished by the Originator or any of its Affiliates to the Buyer, the Agent or the Purchasers for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by the Originator or any of its Affiliates to the Buyer, the Agent or the Purchasers will be, true and accurate in every material respect, on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

            (f) Use of Proceeds. No proceeds of any Purchase hereunder will be used (i) for a purpose which violates, or would be inconsistent with, Regulation G, T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

            (g) Good Title; Perfection. Immediately prior to each Purchase hereunder, the Originator shall be the legal and beneficial owner of the Receivables and Related Security with respect thereto, free and clear of any Adverse Claim, except as created by the Transaction

Documents. This Agreement is effective to. and shall, upon each Purchase hereunder, irrevocably transfer to the Buyer legal and equitable title to, with the legal right to sell and encumber. such Receivable and the Related Security, free and clear of any Adverse Claim except as otherwise created by the Buyer under the Transaction Documents. Without limiting the foregoing, there has been duly filed all financing statements or other similar instruments or documents necessary under the UCC of all appropriate jurisdictions (or any comparable law) to perfect the Buyer's ownership interest in such Receivable.

            (h) Places of Business. The principal places of business and chief executive office of the Originator and the offices where the Originator keeps all its Records are located at the address(es) listed on Exhibit II or such other locations notified to the Buyer in accordance with Section 4.2(a) in jurisdictions where all action required by Section 4.2(a) has been taken and completed. The Originator's Federal Employer Identification Number is correctly set forth on Exhibit II.

            (i) Collection Banks; etc. Except as otherwise notified to the Buyer in accordance with Section 4.2(b), (i) the Originator has instructed all Obligors to pay all Collections directly to a LockBox, (ii) all proceeds from such Lock-Boxes are deposited directly by a Collection Bank into a Collection Account listed on Exhibit III, (iii) the names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts of the Originator at each Collection Bank, are listed on Exhibit III, and (iv) each Collection Account to which Collections are remitted is subject to a Collection Account Agreement that is in full force and effect. This Agreement, together with the Collection Account Agreements, is effective to, and does, transfer to the Buyer all right, title and interest of the Originator in and to each Lock-Box and Collection Account. The Originator has not granted any Person, other than the Buyer as contemplated by this Agreement, dominion and control of any Lock-Box or Collection Account, or the right to take dominion and control of any Collection Account at a future time or upon the occurrence of a future event and each Lock-Box and Collection Account is otherwise free and clear of any Adverse Claim.

            (j) Financial Statements; Material Adverse Effect. The financial statements of the Originator dated December 31, 1996 furnished by the Originator to the Buyer are materially complete and correct, and such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial condition and results of operations of the Originator as of such date and for the period ended on such date. Since December 31, 1996 no event has occurred which would have a Material Adverse Effect.

            (k) Names. In the past five years, the Originator has not used any corporate names, trade names or assumed names other than those listed on Exhibit II.

            (l) Actions, Suits. There are no actions, suits or proceedings pending, or to the best of the Originator's knowledge, threatened, against or affecting the Originator, or any of the properties of the Originator, in or before any court, arbitrator or other body, which are reasonably likely to have a Material Adverse Effect. The Originator is not in default with respect to any order of any court, arbitrator or governmental body.

            (m) Credit and Collection Policies. With respect to each Receivable, the Originator, individually and in its capacity as Sub-Servicer, has complied in all material respects with the Credit and Collection Policy.

            (n) Payments to Originator. With respect to each Receivable transferred to the Buyer under this Agreement, the Buyer has given reasonably equivalent value to the Originator in consideration for such transfer of such Receivable and the Related Security with respect thereto under this Agreement and such transfer was not made for or on account of an antecedent debt. No transfer by the Originator to the Buyer of any Receivable is or may be voidable under any Section of the Bankruptcy Code.

            (o) Ownership of the Buyer. The Originator owns one hundred percent (100%) of the issued and outstanding capital stock of the Buyer. Such capital stock is validly issued, fully paid and nonassessable and there are no options, warrants or other rights to acquire securities of the Buyer.

            (p) Not an Investment Company. The Originator is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended from time to time, or any successor statute.

            (q) Eligibility of Receivables. Each Receivable, at the time conveyed hereunder, is an Eligible Receivable unless prior to or at such time the Originator shall have advised the Buyer in writing as to the ineligibility thereof.

            (r) Purpose. The Originator has determined that, from a business viewpoint, (i) the organization of the Buyer, (ii) the Buyer's limited purposes and (iii) the sale of the Receivables to the Buyer contemplated hereby are in the best interests of the Originator.

            (s) ERISA. No fact or circumstance, including but not limited to any Reportable Event, exists in connection with any Plan which would constitute grounds for the termination of any Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer any such Plan and which would result in the termination of a Plan and the incurrence of material liability by the Originator or any ERISA Affiliate to the Plan, the PBGC, participants, beneficiaries or a trustee. No Plan has an accumulated funding deficiency as defined in Section 412(a) of the Code or Section 302(a) of ERISA, and no lien exists with respect to any Plan for failure to make required contributions as described under 412(n) of the Code or Section 302(f) of ERISA. For the purposes of this representation and warranty, the Originator shall be deemed to have knowledge of all facts attributable to the Plan administrator designated pursuant to ERISA.

            (t) Support Agreement. The Support Agreement remains in full force and effect and no default has occurred thereunder and is then continuing.


                                   ARTICLE III
                             CONDITIONS OF PURCHASES

            Section 3.1. Conditions Precedent to Initial Purchase. The initial Purchase under this Agreement is subject to the conditions precedent that (i) the Buyer shall have received on or before the date of such Purchase those documents listed on Schedule A hereto and (ii) all conditions precedent to the initial purchase under the Investor Agreement shall have been satisfied and/or waived.

            Section 3.2. Conditions Precedent to All Purchases. Each Purchase shall be subject to the further conditions precedent that (a) in the case of each such Purchase, the Sub-Servicer shall have delivered to the Buyer on or prior to the date of such Purchase, in form and substance satisfactory to the Buyer, all Receivables Activity Reports as and when due under Section 5.5; (b) on the date of each such Purchase, the following statements shall be true both before and after giving effect to such Purchase and the application of the proceeds therefrom (and acceptance of the proceeds of such Purchase shall be deemed a representation and warranty by the Originator that such statements are then true):

                        (i) the representations and warranties set forth in
          Article II are correct on and as of the date of such Purchase as though made on and as of such date;

                        (ii) no event has occurred, or would result from such Purchase, that will constitute an Event of Default, and no event has occurred and is continuing, or would result from such Purchase, that would constitute a Potential Event of Default; and

                        (iii) the Termination Date shall not have occurred; and
          (c) the Buyer shall have received such other approvals, opinions or documents as it may reasonably request.

            Notwithstanding any failure or inability of the Originator to satisfy any of the foregoing conditions precedent on any date in respect of any Purchase, title to the Receivables and related assets included in such Purchase shall vest in the Buyer without any action required on the part of the Buyer (but without impairment of its obligation to pay the Purchase Price in respect thereof in accordance with the terms of this Agreement), and the Buyer (as owner of such Receivables) shall have a claim against the Originator arising in respect of the representations and warranties made by the Originator in connection with such Purchase.

                                   ARTICLE IV
                                    COVENANTS

            Section 4.1. Affirmative Covenants of Originator. At all times prior to the Collection Date, the Originator hereby covenants, individually and in its capacity as Sub-Servicer, that:

            (a) Financial Reporting. The Originator will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to the Buyer:

                        (i) Annual Reporting. Within 120 days after the close of each of its fiscal years, financial statements for such fiscal year certified in a manner acceptable to the Buyer by independent public accountants acceptable to the Buyer.

                        (ii) Quarterly Reporting. Within 45 days after the close of the first three quarterly periods of each of its fiscal years, balance sheets as at the close of each such period and statements of income and retained earnings and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by its Executive Vice President or Vice President-Controller.

                        (iii) Compliance Certificate. Together with the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit IV signed by the Originator's Executive Vice President or Vice President-Controller and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

                        (iv) Shareholders Statements and Reports. Promptly upon the furnishing thereof to the shareholders of the Originator, copies of all financial statements, reports and proxy statements so furnished.

                        (v) S.E.C. Filings. Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which the Originator or any of its Subsidiaries files with the Securities and Exchange Commission.

                        (vi) Change in Credit and Collection Policy. At least 30 days prior to the effectiveness of any material change in or amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice indicating such change or amendment.

                        (vii) Other Information. Such other information (including non-financial information) as the Buyer, the Agent or any Purchaser may from time to time reasonably request.

            (b) Notices. The Originator will notify the Buyer in writing of any of the following immediately upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

                        (i) Events of Default or Potential Events of Default. The occurrence of each Event of Default or each Potential Event of Default, by a statement of the corporate comptroller or senior financial officer of the Originator.

                        (ii) Judgment. The entry of any judgment or decree against the Originator or any of its Subsidiaries.

                        (iii) ERISA. The occurrence of any Reportable Event under Section 4043(c) (5), (6) or (9) of ERISA with respect to any Plan, any decision to terminate or withdraw from a Plan, any finding made with respect to a Plan under Section 4041(c) or (e) of ERISA, the commencement of any proceeding with respect to a Plan under Section 4042 of ERISA, the failure to make any required installment or other required payment under Section 412 of the Code or Section 302 of ERISA on or before the date for such installment or payment, or any material increase in the actuarial present value of unfunded vested benefits under all Plans over the preceding year

            (c) Compliance with Laws. The Originator will comply in all respects with all applicable laws, rules, regulations, orders writs, judgments, injunctions, decrees or awards to which it may be subject.

            (d) Audits. The Originator will furnish to the Buyer from time to time such information with respect to it and the Receivables as the Buyer may reasonably request. The Originator shall, from time to time during regular business hours as requested by Buyer upon reasonable notice, permit the Buyer, or its agents or representatives. (i) to examine and make copies of and abstracts from all Records in the possession or under the control of the Originator relating to Receivables and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of the Originator for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Originator's financial condition or the Receivables and the Related Security or the Originator's performance hereunder or the Originator's performance under the Contracts with any of the officers or employees of the Originator having knowledge of such matters.

            (e) Keeping and Marking of Records and Books.

                        (i) The Originator will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Originator will give the Buyer notice of any material change in the administrative and operating procedures referred to in the previous sentence.

                        (ii) The Originator will (a) on or prior to the date hereof, mark its master data processing records and other books and records relating to the Receivables with a legend, acceptable to the Buyer, describing the ownership interests of the Buyer therein and further describing the Receivable Interests sold by the Buyer to the Purchasers under the Investor Agreement and (b) upon the request of the Buyer (x) mark each Contract with a legend describing Buyer's ownership interest therein and further describing the Receivable Interests sold by the Buyer to the Purchasers under the Investor Agreement and (y) deliver to the Buyer, the Agent or their designees all Contracts (including, without limitation, all multiple originals of any such Contract) relating to the Receivables.

                        (iii) The Originator shall at all times keep and maintain separate books, records, general ledgers, aged trial balances and other receivables reporting, invoicing systems, data processing records and other information relating to the credit and collection in respect of (a) the Chandler Accounts and (b) the Receivables. In the event any customer of the Originator shall be an obligor in respect of any Chandler Account and an Obligor in respect of any Receivable, the Originator shall cause separate invoices to be issued, with instructions to such customer to remit payment on such Chandler Account to a location other than a Lock-Box or a Collection Account and to remit payment on such Receivable to a Lock-Box or a Collection Account. In the event a customer shall at any time submit a single payment item in respect of both a Chandler Account and a Receivable, unless such customer shall have otherwise directed the application thereof, such payment item shall be applied first to the Receivable and then, after payment in full of such Receivable, to the Chandler Account. At no time shall any books or records relating to the Receivables be maintained at the Originator's facility in Chandler, Arizona.

            (f) Compliance with Contracts and Credit and Collection Policy. The Originator will timely and fully (i) perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and (ii) comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract. The Originator will pay when due any taxes payable in connection with the Receivables, excluding taxes on or measured by the income or gross receipts of the Agent or any Purchaser.

            (g) Ownership Interest. The Originator shall take all necessary action to establish and maintain a valid and perfected first priority ownership interest in the Receivables and the Related Security and Collections with respect thereto, to the full extent contemplated herein, in favor of the Buyer, including, without limitation, taking such action to perfect, protect or more fully evidence the interest of the Buyer hereunder as the Buyer may reasonably request.

            (h) Purchasers' Reliance. The Originator acknowledges that the Purchasers are entering into the transactions contemplated by the Investor Agreement in reliance upon the Buyer's identity as a separate legal entity from the Originator. Therefore, from and after the date of execution and delivery of this Agreement. the Originator shall take all reasonable steps including, without limitation, all steps that any Purchaser may from time to time reasonably request, to maintain the Buyer's identity as a separate legal entity and to make it manifest to third parties that the Buyer is an entity with assets and liabilities distinct from those of the Originator and any Affiliates thereof and not just a division of the Originator. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, the Originator (i) shall not hold itself out to third parties as liable for the debts of the Buyer nor purport to own the Receivables or any of the other assets acquired by the Buyer hereunder, (ii) shall take all other actions necessary on its part to ensure that the Buyer is at all times in compliance with the covenants set forth in Section 5.1 (k) of the Investor Agreement and (iii) shall cause all tax liabilities arising in connection with the transactions contemplated herein or otherwise to be allocated between the Originator and the Buyer on an arm's- length basis.

            (i) Collections. The Originator shall instruct all Obligors to pay all Collections directly to a Lock-Box. Pursuant to Section 5.3 hereof and the Collection Account Agreements, the Originator has transferred and assigned to the Buyer all of its right, title and interest in and to, and exclusive ownership, dominion and control (subject to the terms of this Agreement) to each such Lock-Box and Collection Account. In the case of any Collections received by the Originator, the Originator shall remit such Collections to a Collection Account not later than the Business Day immediately following the date of receipt of such Collections, and, at all times prior to such remittance, the Originator shall itself hold such Collections in trust, for the exclusive benefit of the Buyer. The Originator shall direct each Person that is not an Obligor on a Receivable to cease remitting any payments to any Lock-Box or to any other account in which the Originator has transferred its right, title and interest to the Buyer, and the Originator shall not deposit or otherwise credit, and shall not permit any other Person to deposit or otherwise credit to such Lock-Boxes and accounts any cash or payment item other than Collections or other proceeds of Receivables and Related Security transferred to the Buyer hereunder.

            (j) ERISA. The Originator shall make all required installments or other required payments under Section 412 of the Code or Section 302 of ERISA on or before the due date for such installment or other payment.

            (k) Financial Statements. The Originator will report on its financial records the transfer of the Receivables hereunder as a sale under generally accepted accounting principles. To the extent the Originator prepares financial statements on a consolidated basis that includes the Buyer, such financial statements shall be footnoted or shall otherwise disclose that the Receivables have been sold to the Buyer and that interests in such Receivables have been sold to the Agent on behalf of the Purchasers.

            Section 4.2. Negative Covenants of Originator. At all times prior to the Collection Date, the Originator hereby covenants, individually and in its capacity as Sub-Servicer, that:

            (a) Name Change,Offices, Records and Books of Accounts. The Originator will not change its name, identity or corporate structure (within the meaning of Section 9-402(7) of any applicable enactment of the UCC) or relocate its chief executive office or any office where Records are kept unless it shall have: (i) given the Buyer at least 45 days prior notice thereof and (ii) delivered to the Buyer all financing statements, instruments and other documents requested by the Buyer in connection with such change or relocation.

            (b) Change in Payment Instructions to Obligors. The Originator will not add or terminate any bank as a Collection Bank from those listed in Exhibit III, or make any change in its instructions to Obligors regarding payments to be made to the Originator or payments to be made to any LockBox, Collection Account or Collection Bank, unless the Buyer shall have received, at least 10 days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Account or Collection Bank, an executed account agreement and an executed Collection Account Agreement from such Collection Bank relating thereto; provided, however, that the Originator may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account that is subject to a Collection Account Agreement then in effect.

            (c) Modifications to Contracts and Credit and Collection Policy. The Originator will not make any change to the Credit and Collection Policy which would be reasonably likely to adversely affect the collectibility of any material portion of the Receivables or decrease the credit quality of any newly created Receivables. Except as provided in Section 5.2(c), the Originator, acting as Sub- Servicer or otherwise, will not extend, amend or otherwise modify the terms of any Receivable or any Contract related thereto other than in accordance with the Credit and Collection Policy.

            (d) Sales, Liens, Etc., The Originator shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable or Related Security or Collections in respect thereof, or upon or with respect to any Contract under which any Receivable arises, or any Lock-Box or Collection Account or assign any right to receive income in respect thereof (other than, in each case, the creation of the interests therein in favor of the Buyer provided for herein and the Agent and the Purchasers provided for in the Investor Agreement), and the Originator shall defend the right, title and interest of the Buyer in, to and under any of the foregoing property, against all claims of third parties claiming through or under the Originator.

            (e) Accounting for Purchases. The Originator shall not, and shall not permit any Affiliate to, account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby in any manner other than as the sale of the Receivables and Related Security by the Originator to the Buyer.


                                    ARTICLE V
                          ADMINISTRATION AND COLLECTION

            Section 5.1. Designation of Sub-Servicer. (a) The servicing, administration and collection of the Receivables shall be conducted by the Servicer so designated from time to time in accordance with Section 6.1 of the Investor Agreement. The Originator is hereby designated as, and hereby agrees to act as sub-servicer (the "Sub-Servicer") for the Buyer in the Buyer's capacity as Servicer pursuant to the terms of the Investor Agreement and the Originator agrees in such capacity as Sub- Servicer to perform all of the duties and obligations of the Servicer set forth herein and in the Investor Agreement with respect to the Receivables, Related Security related thereto and Collections thereof. The Buyer may, at any time in its sole discretion, remove the Originator (or any successor thereto) as Sub-Servicer and appoint a successor Sub-Servicer.

            (b) In its capacity as Sub-Servicer, the Originator agrees that it shall be directly liable to the Agent and the Purchasers for the full and prompt performance of all such duties and responsibilities of the Servicer. Without the prior written consent of the Buyer, the Originator shall not be permitted to delegate any of its duties or responsibilities as Sub-Servicer to any Person. If at any time the Agent shall designate as Servicer any Person other than the Buyer, all duties and responsibilities theretofore delegated by the Buyer to the Originator may, at the discretion of the Agent, be terminated forthwith on notice given by the Buyer to the Originator.

            Section 5.2. Duties of Sub-Servicer. (a) The Sub-Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy.

            (b) The Sub-Servicer shall forthwith following its receipt of any Collections remit all such Collections to the Buyer, or to such Persons or locations as the Buyer may from time to time direct (less any cash collections or other cash proceeds received with respect to Indebtedness not constituting Receivables), and, at all times prior to remittance, the Sub-Servicer shall hold such Collections in trust, for the exclusive benefit of the Buyer and its assignees and shall not commingle the Collections with any funds or monies of the Sub-Servicer, the Originator or any other Person. The Sub-Servicer shall not deposit or otherwise credit, and shall not permit any other Person to deposit or otherwise credit, to any Lock-Box or Collection Account any cash or payment item other than Collections or other proceeds of Receivables and Related Security transferred to the Buyer hereunder.

            (c) The Sub-Servicer, may, in accordance with the Credit and Collection Policy, extend the maturity of any Receivable or adjust the Outstanding Balance of any Receivable as the Sub- Servicer may determine to be appropriate to maximize Collections thereof; provided, however, that such extension or adjustment shall not alter the status of such Receivable as a Delinquent Receivable or Defaulted Receivable or limit the rights of the Agent or the Purchasers under the Investor Agreement. Notwithstanding anything to the contrary contained herein, the Buyer shall have the absolute and unlimited right to direct the Sub-Servicer to commence or settle any legal action with respect to any Receivable or to foreclose upon or repossess any Related Security.

            (d) The Sub-Servicer shall hold in trust for the Buyer all Records that evidence or relate to the Receivables, the related Contracts and Related Security or that are otherwise necessary or desirable to collect the Receivables and shall, as soon as practicable upon demand of the Buyer, deliver or make available to the Buyer all such Records, at a place selected by the Buyer.

            (e) Any payment by an Obligor in respect of any indebtedness owed by it to the Originator shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Buyer, be applied as a Collection of any Receivable of such Obligor (starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.

            Section 5.3. Collection Account Agreements. The Originator hereby transfers to the Buyer, effective concurrently with the initial Purchase hereunder, the exclusive ownership and control of the Lock-Boxes and the Collection Accounts, as evidenced by the Collection Account Agreements, and the Originator (other than in its capacity as Sub-Servicer) shall claim no further right, title and/or interest in and to any such Collection Accounts nor any rights to withdraw funds therefrom. The Originator hereby authorizes the Buyer, and agrees that the Buyer shall be entitled to (i) endorse the Originator's name on checks and other instruments representing Collections, (ii) enforce the Receivables, the related Contracts and the Related Security and (iii) take such action as shall be necessary or desirable to cause all cash, checks and other instruments constituting Collections of Receivables to come into the possession of the Buyer and its designees rather than the Originator.

            Section 5.4. Responsibilities of the Originator. Anything herein to the contrary notwithstanding, the exercise by the Buyer or any of its assignees of its rights hereunder shall not release the Sub-Servicer or the Originator from any of their duties or obligations with respect to any Receivables or under the related Contracts. Neither the Buyer nor any of its assignees (including any Servicer) shall have any obligation or liability with respect to any Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of the Originator.

            Section 5.5. Reports. On the Reporting Date of each month (or, if such date is not a Business Day, the next following Business Day). and at such times as the Buyer shall request, the Sub-Servicer shall prepare and forward to the Buyer a Receivables Activity Report. In addition to such other information as may be included therein, each Receivables Activity Report shall set forth the following with respect to the related Monthly Period: (i) the aggregate Outstanding Balance of Receivables created and conveyed as Purchases during such Monthly Period, (ii) the aggregate Purchase Price payable to the Originator in respect of such Purchases, specifying the Discount Factor in effect for such Monthly Period and the aggregate Purchase Price Credits deducted in calculating such aggregate Purchase Price, (iii) the aggregate amount of funds received by the Originator during such Monthly Period which are to be applied toward the aggregate Purchase Price owing for such Monthly Period pursuant to the first sentence of Section 1.2(d), (iv) the increase or decrease in the amount outstanding under the Revolving Note as of the end of such Monthly Period after giving effect to the application of funds toward the aggregate Purchase Price, and (v) the amount of any capital contribution made by the Originator to the Buyer as of the end of such Monthly Period. Promptly following any request therefor by the Buyer, the Originator shall prepare and provide to the Buyer a listing by Obligor of all Receivables together with an aging of such Receivables.

            Section 5.6. Sub-Servicer Fee. In consideration of the Sub-Servicer's agreement to perform the duties and obligations of the Servicer under the Investor Agreement, the Buyer hereby agrees that, so long as the Originator shall continue to perform as Sub-Servicer hereunder, the Buyer shall pay over to the Originator a monthly fee in an amount equal to (i) a per annum rate agreed to by the Buyer and the Originator from time to time, multiplied by
(ii) the average Outstanding Balance of the Receivables sold under this Agreement during the preceding calendar month, such fee to be calculated to provide the Servicer and the Sub-Servicer reasonable compensation for their respective servicing activities and reimbursement for all out-of-pocket costs and expenses of the Sub-Servicer incurred in connection with such activities; provided that such fee shall not be in excess of the Servicer Fee paid to the Buyer by the Purchasers for such period. Such fee shall be payable on the first Business Day of each calendar month.


                                   ARTICLE VI
                                EVENTS OF DEFAULT

            Section 6.1. Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default:

            (a) Sub-Servicer or the Originator shall fail (i) to make any payment or deposit required hereunder when due, (ii) to comply with the requirements set forth in Section 4.1(e)(iii) or 4.1(i) at any time, or (iii) to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (i) or (ii) of this paragraph (a)) and such failure shall remain unremedied for three Business Days.

            (b) Any representation, warranty, certification or statement made by the Originator or the Sub-Servicer in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto shall prove to have been incorrect when made or deemed made.

            (c) Failure of the Originator or any of its Subsidiaries to pay any Indebtedness when due, which Indebtedness is outstanding under one or more instruments or agreements in an aggregate principal amount in excess of $250,000; or the default by the Originator or any of its Subsidiaries in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of the Originator or any of its Subsidiaries shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

            (d) (i) The Originator or any of its Subsidiaries shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Originator or any of its Subsidiaries seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or (ii) the Originator or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth in clause (i) above in this subsection (d).

            (e) One or more final judgments shall be entered against the Originator or any of its Subsidiaries for the payment of money in the aggregate amount of $100,000, or the equivalent thereof in another currency, or more on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgement shall continue unsatisfied and in effect for thirty (30) consecutive days without a stay of execution.

            (f) Any "Servicer Default" shall occur under the Investor Agreement and be declared by the Agent thereunder.

            Section 6.2. Remedies. Upon the occurrence and during the continuation of an Event of Default, the Buyer may (i) declare the Termination Date to have occurred, whereupon the Termination Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by the Originator; provided, however, that upon the occurrence of an Event of Default described in subsection 6.1(d) above or of an actual or deemed entry of an order for relief with respect to the Originator under the Bankruptcy Code, the Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by the Originator. Upon the occurrence of the Termination Date for any reason whatsoever, the Buyer shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC, which rights shall be cumulative.


                                   ARTICLE VII
                                 INDEMNIFICATION

            Section 7.1. Indemnities by the Originator. Without limiting any other rights which the Buyer may have hereunder or under applicable law, the Originator hereby agrees to indemnify the Buyer and any of its assignees (including the Agent and each Purchaser) and their respective officers, directors, agents and employees (each an "Indemnified Party") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of the Buyer, the Agent or such Purchaser) and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, of any interest in the Receivables, excluding, however:

                        (i) Indemnified Amounts to the extent final judgment of a court of competent jurisdiction holds such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

                        (ii) Indemnified Amounts to the extent the same includes losses in respect of Receivables which are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor (unless the asserted claim arises under Section 2.1(q)); or

                        (iii) taxes imposed by the jurisdiction in which such Indemnified Party's principal executive office is located, on or measured by the overall net income of such Indemnified Party to the extent that the computation of such taxes is consistent with (a) the characterization of the Purchases as true sales and (b) the characterization of the transactions under the Investor Agreement as creating Indebtedness of the Buyer for purposes of taxation;

provided, however, that nothing contained in this sentence shall limit the liability of the Originator or the Sub-Servicer for amounts otherwise specifically provided to be paid by the Originator or the Sub-Servicer under the terms of this Agreement or any other Transaction Document. Without limiting the generality of the foregoing indemnification, the Originator shall indemnify the Indemnified Parties for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to the Originator or the Sub-Servicer) to the extent the same relate to or result from:

                        (i) any representation or warranty made by the Originator or the Sub-Servicer (or any officers of the Originator or the Sub-Servicer) under or in connection with this Agreement, any other Transaction Document, any Receivables Activity Report or any other information or report delivered by the Originator or the Sub-Servicer pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

                        (ii) the failure by the Originator or the Sub-Servicer to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation;

                        (iii) any failure of the Originator or the Sub-Servicer to perform its duties or obligations in accordance with the provisions of this Agreement or any other Transaction Document;

                        (iv) any products liability or similar claim arising out of or in connection with merchandise, insurance or services which are the subject of any Contract;

                        (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

                        (vi) the commingling of Collections of Receivables at any time with other funds;

                        (vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby or thereby, the use of the proceeds of a Purchase, the ownership of the Receivables or any other investigation, litigation or proceeding relating to the Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby or thereby;

                        (viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

                        (ix) any Event of Default described in Section 6.1(d);

                        (x) the failure to vest and maintain vested in the Buyer, or to transfer to the Buyer, legal and equitable tide to, and ownership of, a first priority perfected ownership interest in the Receivables, the Related Security and the Collections, free and clear of any Adverse Claim (other than as created by the Buyer under the Transaction Documents);

                        (xi) the Originator's use of the proceeds; or

                        (xii) any attempt by any Person to void any transfer purported to have been made hereunder under any statutory provision or common-law or equitable action, including, without limitation, any provision of the Bankruptcy Code.

            Section 7.2. Other Costs and Expenses. The Originator shall pay to the Buyer on demand all costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder, including without limitation, the costs payable by the Buyer to the Agent and the Purchasers under Sections 8.2 and 8.3 of the Investor Agreement. The Originator shall pay to the Buyer on demand any and all costs and expenses of the Buyer, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following an Event of Default.


                                  ARTICLE VIII
                                  MISCELLANEOUS

            Section 8.1. Waivers, Amendments and Consents. (a) No failure or delay on the part of the Buyer or any of its assignees in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

            (b) No provision of this Agreement or the Revolving Note may be amended, supplemented, modified or waived except in writing by the Originator and the Buyer and, to the extent required under the Investor Agreement, the Agent, the Investors and/or the Required Investors.

            (c) It is expressly understood and acknowledged that during the period the Investor Agreement shall be in effect, the prior consent of the Agent, the Purchasers and/or other interested Persons thereunder or in connection therewith shall be required in accordance with the terms thereof in order for the Buyer to grant a consent, authorization or approval requested of the Buyer hereunder, or for the Buyer to agree to any amendment, waiver or other modification to the terms or conditions of this Agreement.

            Section 8.2. Notices. (a) Except as provided below, all communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other party (and its designees) hereto at its (or their) respective address or telecopy number set forth on the signature pages hereof. All such communications and notices shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when received through the mails, transmitted by telecopy, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.

            Section 8.3. Protection of Buyer's Interests. (a) The Originator agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions,. that may be necessary or desirable, or that the Buyer may request, to perfect, protect or more fully evidence the Buyer's ownership of the Receivables, or to enable the Buyer to exercise and enforce its rights and remedies hereunder. The Buyer may, or the Buyer may direct the Originator to, notify the Obligors of Receivables, at any time following the replacement of the Originator as Sub-Servicer and at the Originator's expense, of the Buyer's ownership of the Receivables and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to the Buyer or its designee.

            (b) If the Originator or the Sub-Servicer fails to perform any of its obligations hereunder, the Buyer or any of its assignees may (but shall not be required to) perform, or cause performance of, such obligation; and the Buyer's or any of its assignee's costs and expenses incurred in connection therewith shall be payable by the Originator on demand. The Originator and the Sub-Servicer each irrevocably authorizes the Buyer at any time and from time to time in the sole discretion of the Buyer, and appoints the Buyer as its attorney-in-fact, to act on behalf of the Originator and the Sub-Servicer (i) to execute on behalf of the Originator as seller/debtor and to file financing statements necessary or desirable in the Buyer's sole discretion to perfect and to maintain the perfection and priority of the Buyer's ownership interest in the Receivables and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as the Buyer in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Buyer's ownership interest in the Receivables. This appointment is coupled with an interest and is irrevocable.

            Section 8.4. Confidentiality. (a) The Originator shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the Investor Agreement and the other confidential proprietary information with respect to the Agent and Falcon and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein and therein, except that the Originator and its officers and employees may disclose such information to the Originator's external accountants and attorneys and as required by any applicable law or order of any judicial or administrative proceeding.

            (b) Anything herein to the contrary notwithstanding. the Originator hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Buyer, the Agent. the Investors or Falcon by each other, (ii) by the Buyer, the Agent or the Purchasers to any prospective or actual assignee or participant of any of them or (iii) by the Agent to any rating agency, commercial paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to Falcon or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which First Chicago acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information. In addition, the Buyer, the Purchasers and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

            Section 8.5. Bankruptcy Petition. (a) The Originator hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding senior Indebtedness of Falcon, it will not institute against, or join any other Person in instituting against, Falcon any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

            (b) The Originator hereby covenants and agrees that, prior to date following the Termination Date which is one year and one day after the date on which (i) the Outstanding Balance of all Receivables sold hereunder has been reduced to zero or written off in accordance with the Credit and Collection Policy and (ii) the Originator has paid to the Buyer all indemnities, adjustments and other amounts which may be owed hereunder in connection with the Purchases, it will not institute against, or join any other Person in instituting against, the Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

            Section 8.6. Limitation of Liability. Except with respect to any claim arising out of the willful misconduct or gross negligence of Falcon, the Agent or any Investor, no claim may be made by the Originator, the Sub-Servicer or any other Person against Falcon, the Agent or any Investor or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or the Investor Agreement, or any act, omission or event occurring in connection therewith; and the Originator hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

            SECTION 8.7. CHOICE OF LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF
THE STATE OF ILLINOIS.

            SECTION 8.8. CONSENT TO JURISDICTION. THE ORIGINATOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY THE ORIGINATOR PURSUANT TO THIS AGREEMENT AND THE ORIGINATOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE BUYER (OR THE RIGHTS OF THE AGENT OR ANY PURCHASER AS THE BUYER'S ASSIGNEES) TO BRING PROCEEDINGS AGAINST THE ORIGINATOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE ORIGINATOR AGAINST THE BUYER, THE AGENT OR ANY PURCHASER, ANY AFFILIATE OF THE AGENT OR A PURCHASER, OR ANY OTHER OF THE BUYER'S ASSIGNEES, INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY THE ORIGINATOR PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

            SECTION 8.9. WAIVER OF JURY TRIAL. EACH OF THE ORIGINATOR AND THE BUYER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY THE ORIGINATOR PURSUANT TO THIS AGREEM[ENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

            Section 8.10. Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the Originator, the Buyer and their respective successors and permitted assigns (including any trustee in bankruptcy). The Originator may not assign any of its rights or delegate any of its obligations hereunder or transfer any interest herein without the prior written consent of the Buyer. The Buyer may assign at any time any or all of its rights and obligations hereunder and interests herein to any other person without the consent of the Originator. Without limiting the foregoing, the Originator acknowledges that the Buyer, pursuant to the Investor Agreement, shall assign to the Agent, for the benefit of the Purchasers, all of its rights, remedies, powers and privileges hereunder and that the Agent may further assign such rights, remedies, powers and privileges to the extent permitted in the Investor Agreement. The Originator agrees that the Agent, as the assignee of the Buyer, shall, subject to the terms of the Investor Agreement, have the right to enforce this Agreement and to exercise directly all of the Buyer's rights and remedies under this Agreement (including, without limitation, the right to give or withhold any consents or approvals of the Buyer to be given or withheld hereunder) and the Originator and Sub-Servicer agree to cooperate fully with the Agent and the Servicer in the exercise of such rights and remedies. The Originator further agrees to give to the Agent copies of all notices it is required to give to the Buyer hereunder and to permit the Agent and the Purchasers (and their assignees) the rights of inspection and audit granted to the Buyer hereunder. The Originator further agrees that to the extent the Buyer is herein permitted to take any action (whether as Originator or Sub-Servicer) or to provide any information or report, the Agent and the Purchasers (and their assignees) may similarly so direct and require (with or without the concurrence of the Buyer) the Originator to take such action or to provide such information or report. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Collection Date; provided, however, that the rights and remedies with respect to-any breach of any representation and warranty made by the Originator pursuant to Article II and the indemnification and payment provisions of Article VII and Section 8.5 shall be continuing and shall survive any termination of this Agreement.

            Section 8.11. Subordination. The Originator agrees that any indebtedness, obligation or claim, it may from time to time hold or otherwise have (including, without limitation any obligation or claim arising in connection with the Revolving Loans) against the Buyer or any assets or properties of the Buyer, whether arising hereunder or otherwise existing, shall be subordinate in right of payment to the prior payment in full of any indebtedness or obligation of the Buyer owing to the Agent or any Purchaser under the Investor Agreement. The subordination provision contained herein is for the direct benefit of, and may be enforced by, the Agent and the Purchasers and/or any of their assignees under the Investor Agreement.

            Section 8.12. Integration; Survival of Terms. This Agreement, the Revolving Note, the Subscription Agreement, and the Collection Account Agreements contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

            Section 8.13. Counterparts; Severability. This Agreement may be executed in any number of counterparts and by each party hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            Section 8.14. Characterization. It is the intention of the parties hereto that each Purchase hereunder shall constitute an absolute and irrevocable sale, which purchase shall provide the Buyer with the full benefits of ownership of the applicable Receivables. Except as specifically provided in this Agreement, each sale of a Receivable hereunder is made without recourse to the Originator;

provided however, that (i) the Originator shall be liable to the Buyer for all representations, warranties and covenants made by the Originator pursuant to the terms of this Agreement. and (ii) such sale does not constitute and is not intended to result in an assumption by the Buyer or any assignee thereof of any obligation of the Originator or any other Person arising in connection with the Receivables, the Related Security, or the related Contracts, or any other obligations of the Originator.



               (Remainder of this page intentionally left blank.]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.


                                     AMKOR ELECTRONICS, INC.


                                     By: /s/ Frank J. Marcucci
                                       ----------------------------------------
                                          Name: Frank J. Marcucci
                                               ---------------------------------
                                          Title:Executive Vice President
                                                --------------------------------

                                     Goshen Corporate Park
                                     1345 Enterprise, Drive
                                     West Chester, Pennsylvania 19380
                                     Phone: (610) 431-9600
                                     Fax:  (610) 431-3023


                                     AMKOR RECEIVABLES CORP.


                                     By: /s/ Frank J. Marcucci
                                       ----------------------------------------
                                          Name: Frank J. Marcucci
                                               ---------------------------------
                                          Title: Vice President
                                               --------------------------------

                                     Address for Purpose of Notice:

                                     Goshen Corporate Park
                                     1345 Enterprise Drive
                                     West Chester, Pennsylvania 19380
                                     Phone:   (610) 431-9600
                                     FAX:   (610) 431-3023


                                     With a copy to the Agent at the following address at anytime the Investor Agreement shall be in effect:

                                     The First National Bank Of Chicago
                                     Suite 0596, 21st Floor
                                     One First National Plaza
                                     Chicago, Illinois  60670
                                     Attn: Asset-Backed Finance
                                     Fax:  (312) 732-4487

                             EXHIBITS AND SCHEDULES


EXHIBIT I                           DEFINITIONS

EXHIBIT II                          PRINCIPAL PLACE OF BUSINESS OF THE ORIGINATOR:
                                    LOCATION(S) OF RECORDS; FEDERAL EMPLOYER
                                    IDENTIFICATION NUMBERS

EXHIBIT III                         LOCK-BOXES, CONCENTRATION ACCOUNTS, DEPOSITARY
                                    ACCOUNTS

EXHIBIT IV                          FORM OF COMPLIANCE CERTIFICATE

EXHIBIT V                           FORM OF COLLECTION ACCOUNT AGREEMENT

EXHIBIT VI                          CREDIT AND COLLECTION POLICY

EXHIBIT VI                          FORM OF CONTRACT(S)

EXHIBIT VIII                        FORM OF RECEIVABLES ACTIVITY REPORT

EXHIBIT IX                          FORM OF SUBSCRIPTION AGREEMENT

EXHIBIT X                           FORM OF REVOLVING NOTE


SCHEDULE A                          LIST OF DOCUMENTS TO BE DELIVERED TO THE AGENT PRIOR TO
                                    THE INITIAL PURCHASE

                                    EXHIBIT I

                                   DEFINITIONS

            As used in this Agreement, the following term shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "Adverse Claim" means a lien, security interest, charge or encumbrance, or other right or claim in, of or on any Person's assets or properties in favor of any other Person.

            "Affiliate" means any Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, another Person or any Subsidiary of such other Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

            "Agent" means First Chicago in its capacity as "Agent" under the Investor Agreement, and any successor Agent appointed pursuant to Article IX of the Investor Agreement.

            "Agreement" means this Receivables Purchase Agreement, as it may be amended or modified and in effect from time to time.

            "Bankruptcy Code" means the United States Bankruptcy Code, 11 U.S.C.SectionSection 101 et seq., as amended.

            "Base Rate" means, (i) prior to the occurrence of an Event of Default, a rate per annum, equal to the corporate base rate, prime rate or base rate of interest, as applicable, announced by First Chicago (or such other bank as the Agent may designate as the "Reference Bank" under the Investor Agreement) from time to time, changing when and as such rate changes, and (ii) at all times after the occurrence of a Event of Default, such rate plus 2% per annum.

            "Business Day" means any day on which banks are not authorized or required to close in Chicago, Illinois.

            "Capital" shall have the meaning set forth in the Investor
Agreement.

            "Chandler Account" means any indebtedness or obligation owed to the Originator, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the provision of services at or from the Originator's manufacturing facility located in Chandler, Arizona.

            "Charged-Off Receivable" means a Receivable: (i) as to which the Obligor thereof has taken any action, or suffered any event to occur, of the type described in Section 6.1(d) (as if references to the Originator therein refer to such Obligor); (ii) as to which the Obligor thereof,


                                    PAGE I-2
if a natural person, is deceased, (iii) which, consistent with the Credit and Collection Policy, would be written off the Originator's books as uncollectible, or (iv) which has been identified by the Originator as uncollectible.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time.

            "Collection Account" means each concentration account, depositary account, lock-box account or similar account in which any Collections are collected or deposited.

            "Collection Account Agreement" means, in the case of any actual or proposed Collection Account, an agreement in substantially the form of Exhibit V hereto.

            "Collection Bank" means, at any time, any of the banks or other financial institutions holding one or more Collection Accounts.

            "Collection Date" means the date that is the latest to occur of (i) the Termination Date, (ii) the date as of which all Receivables purchased hereunder shall have been collected in full or written off in accordance with the Credit and Collection Policy and (iii) the date all indemnities, adjustments and other amounts due hereunder by the Originator to the Buyer shall have been paid in full.

            "Collection Notice" means a notice, in substantially the form of the Collection Notice contained in Annex A to Exhibit V hereto, from the Agent to a Collection Bank.

            "Collections" means, with respect to any Receivable, all cash collections and other cash proceeds in respect of such Receivable, including, without limitation, all cash proceeds of Related Security with respect to such Receivable.

            "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or application for a letter of credit.

            "Contract" means, with respect to any Receivable, any and all instruments, agreements, leases, invoices or other writings pursuant to which such Receivable arises or which evidences such Receivable.

            "Credit and Collection Policy" means the Originator's credit and collection policies and practices relating to Contracts and Receivables existing on the date hereof and summarized in Exhibit VI hereto, as modified from time to time in accordance with this Agreement.

            "Defaulted Receivable" means a Receivable as to which any payment, or part thereof, remains unpaid for 116 days or more from the original invoice date for such payment or is identified as being disputed on the Originator's books and records.

            "Delinquent Receivable" means a Receivable as to which any payment, or part thereof, remains unpaid for more than 85 days from the original invoice date or is identified as being disputed on the Originator's books and records.

            "Designated Obligor" means an Obligor indicated to be such by the Buyer or the Agent to the Originator in writing.

            "Dilutions" means, at any time, the aggregate amount of reductions in the Outstanding Balances of the Receivables as a result of any setoff, discount, adjustment or otherwise, other than (i) cash Collections on account of the Receivables and (ii) charge-offs.

            "Discount Factor" means a percentage calculated to provide the Buyer with a reasonable return on its investment in the Receivables after taking account of (i) the time value of money based upon the anticipated dates of collection of such Receivables and the cost to the Buyer of financing its investment in such Receivables during such period, (ii) the risk of nonpayment by the Obligors, and (iii) the costs of sub-servicing performed by the Originator. The Originator and the Buyer may agree from time to time to change the Discount Factor based on changes in one or more of the items affecting the calculation thereof, provided that any change to the Discount Factor shall take effect as of the commencement of a Monthly Period, shall apply only prospectively and shall not affect the Purchase Price payment in respect of Purchases which occurred during any Monthly Period ending prior to the Monthly Period during which the Originator and the Buyer agree to make such change.

            "Eligible Receivable" means, at any time, a Receivable:

                        (i) the Obligor of which (a) if a natural person, is a resident of the United States or, if a corporation or other business organization, is organized under the laws of the United States or any political subdivision thereof and has its chief executive office in the United States; provided that a Receivable on which the Obligor is a corporation or other business organization organized under the laws of Canada or any political subdivision thereof may, notwithstanding this clause (a), constitute an "Eligible Receivable" hereunder if (x) it otherwise satisfies the requirements of this definition and (y) the Outstanding Balance thereof, together with the Outstanding Balance of all other Receivables that constitute Eligible Receivables by reason of this provision does not at any time exceed an aggregate amount equal to $1,000,000; (b) is not an Affiliate of any of the parties hereto; (c) is not a Designated Obligor; and (d) is not a government or a governmental subdivision or agency,

                        (ii) the Obligor of which is not both (a) an Obligor, together with its Affiliates, on Receivables having an aggregate Outstanding Balance of $1,000,000 or more and (b) an Obligor in respect of which 25% or more of the aggregate Outstanding Balance of its Receivables remain unpaid for 116 days or more after the original invoice date or are identified as being disputed on the Originator's books and records,

                        (iii) which is not a Defaulted Receivable, a Charged-Off Receivable or a Delinquent Receivable,

                        (iv) which by its terms is due and payable within 30 days of the original billing date therefor and has not had its payment terms extended,

                        (v) which is an account receivable representing all or part of the sales price of merchandise, insurance and services within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended,

                        (vi) a purchase of which with the proceeds of notes would constitute a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended,

                        (vii) which is an "account" within the meaning of
          Section 9-106 of the UCC of all applicable jurisdictions,

                        (viii) which is denominated and payable only in United States dollars in the United States,

                        (ix) which arises under a Contract in substantially the form of one of the form contracts set forth on Exhibit VII hereto or otherwise approved by the Buyer in writing, which, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms subject to no offset, counterclaim or other defense,

                        (x) which arises under a Contract which (a) does not require the Obligor under such Contract to consent to the transfer, sale or assignment of the rights and duties of the Originator or any of its assignees under such Contract and (b) does not contain a confidentiality provision that purports to restrict the ability of the Buyer to exercise its rights under this Agreement or the ability of the Agent or any Purchaser to exercise their rights under the Investor Agreement, including, without limitation, the Buyer's, the Agent's or any Purchaser's right to review the Contract,

                        (xi) which arises under a Contract that contains an obligation to pay a specified sum of money, contingent only upon the sale of goods or the provision of services by the Originator,

                        (xii) which is not subject to any right of rescission, set-off counterclaim, any other defense (including defenses arising out of violations of usury laws) of the applicable Obligor or any other Adverse Claim, and the Obligor thereon holds no right as against the Originator to cause the Originator to repurchase the goods or merchandise the sale of which shall have given rise to such Receivable.

                        (xiii) as to which the Originator has satisfied and fully performed all obligations on its part with respect to such Receivable required to be fulfilled by it, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor,

                        (xiv) all right, title and interest to and in which has been, or will be, validly transferred by the Originator directly to the Buyer under and in accordance with this Agreement, and upon the Purchase thereof hereunder the Buyer will have good and marketable title thereto free and clear of any Adverse Claim,

                        (xv) which, together with the Contract related thereto, does not contravene any law, rule or regulation applicable thereto (including, without limitation, any law, rule and regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Contract related thereto is in violation of any such law, rule or regulation,

                        (xvi) which satisfies all applicable requirements of the Credit and Collection Policy,

                        (xvii) which was generated in the ordinary course of the Originator's business,

                        (xviii) which arises solely from the sale of goods or the provision of services to the related Obligor by the Originator, and not by any other Person (in whole or in part); except that some or all of the sale of goods or the provision of services may have been performed by Anam Industrial Co., Ltd. under subcontracting arrangements with the Originator, provided that no Person other than the Originator shall have any interest in the claim for payment against the applicable Obligor arising from such sale of goods or provision of services,

                        (xix) as to which neither the Buyer nor the Agent has notified the Originator that such Receivable or class of Receivables is not acceptable as an Eligible Receivable, including, without limitation, because such Receivable arises under a Contract that is not acceptable to the Buyer or the Agent, and

                        (xx) that portion of the Outstanding Balance of which reconciles to the Originator's general ledger.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

            "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer with the Originator under
Section 414 of the Code.

            "Event of Default" has the meaning assigned to that term in Section
6. 1.

            "Falcon" has the meaning set forth in the Preliminary Statement of this Agreement.

            "Finance Charges" means, with respect to a Contract, any finance, interest, late payment charges or similar charges owing by an Obligor pursuant to such Contract.

            "First Chicago" means The First National Bank of Chicago in its individual capacity and its successors.

            "Indebtedness" of a Person means such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) capitalized lease obligations, (vi) net liabilities under interest rate, swap, exchange or cap agreements, (vii) Contingent Obligations and (viii) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

            "Investor Agreement" has the meaning set forth in the Preliminary Statement of this Agreement.

            "Investors" has the meaning set forth in the Preliminary Statement of this Agreement.

            "Lock-Box" means one of the lock-boxes listed on Exhibit III, or such other lock-box as shall have been established by the Buyer and in respect of which a Collection Account Agreement shall then be in effect.

            "Material Adverse Effect" means a material adverse effect on (i) the financial condition, business or operations of the Originator and its Subsidiaries, (ii) the ability of the Originator to perform its obligations under any Transaction Document, (iii) the legality, validity or enforceability of this Agreement, any Transaction Document or any Collection Account Agreement or Collection Notice relating to a Collection Account, (iv) the Originator's, the Buyer's or any Purchaser's interest in the Receivables generally or in any significant portion of the Receivables, the Related Security or the Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

            "Monthly Period" means each calendar month or a portion thereof that elapses during the term of this Agreement. The first Monthly Period shall commence on the date of the initial Purchase and the final Monthly Period shall terminate on the Termination Date.

            "Obligor" means a Person obligated to make payments pursuant to a Contract.

            "Original Balance" means, with respect to any Receivable, the Outstanding Balance of such Receivable on the date it was purchased by the Buyer.

            "Outstanding Balance" of any Receivable at any time means the then outstanding principal balance thereof.

            "PBGC" means the Pension Benefit Guaranty Corporation created under
Section 4002(a) of ERISA or any successor thereto.

            "Performance Undertaking" means that certain Performance Undertaking of even date herewith made by Anam Industrial Co., Ltd., in favor of the Buyer, as the same may be amended, restated, supplemented or otherwise modified from time to time.

            "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

            "Plan" means any defined benefit plan maintained or contributed to by the Originator or any Subsidiary of the Originator or by any trade or business (whether or not incorporated) under common control with the Originator or any Subsidiary of the Originator as defined in Section 4001(b) of ERISA and insured by the PBGC under Title IV of ERISA.

            "Potential Event of Default" means an event which, with the passage of time or the giving of notice, or both, would constitute a Event of Default.

            "Purchase" means (i) with respect to all Receivables, Related Security, Collections and Collection Accounts generally, as defined in Section 1.1, and (ii) in the case of any Receivable and the Related Security and Collections with respect thereto, the attachment of the Buyer's interest therein by upon the creation of such Receivable.

            "Purchase Price" means, with respect to any Purchase on any date, the aggregate price to be paid to the Originator for such Purchase on the date thereof for the Receivables and Related Security being sold to the Buyer on such date, which price shall equal (i) the product of (x) the Original Balance of such Receivables, multiplied by (y) one minus the Discount Factor then in effect minus (ii) any Purchase Price Credits to be credited against the purchase price otherwise payable in accordance with Section 1.3 hereof.

            "Purchase Price Credit" has the meaning set forth in Section 1.3.

            "Purchaser" has the meaning set forth in the Investor Agreement.

            "Receivable" means the indebtedness and other obligations owed to the Originator (without giving effect to any transfer or conveyance hereunder) whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by the Originator, and includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction. The term "Receivable" shall not include (i) the Revolving Note or
(ii) any Chandler Account.

            "Receivable Interest" has the meaning set forth in the Investor Agreement.

            "Receivables Activity Report" means a report, in substantially the form of Exhibit VIII hereto (appropriately completed), furnished by the Sub-Servicer to the Buyer pursuant to Section 5.5.

            "Records" means, with respect to any Receivable, all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable, any Related Security therefor and the related Obligor.

            "Related Security" means, with respect to any Receivable:

                        (i) all of the Originator's interest in the inventory and goods (including returned or repossessed inventory or goods), if any, the financing of which by the Originator gave rise to such Receivable, and all insurance contracts with respect thereto,

                        (ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

                        (iii) all guaranties, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,

                        (iv) all service contracts and other contracts and agreements associated with such Receivables,

                        (v) all Records related to such Receivables, and

                        (vi) all proceeds of any of the foregoing.

            "Reportable Event" has the meaning set forth in Section 4043 of ERISA.

            "Reporting Date" means the 18th calendar day of each month or, if such day is not a Business Day, the next following calendar day that is a Business Day.

            "Required Investors" has the meaning set forth in the Investor Agreement.

            "Revolving Loan" has the meaning set forth in Section 1.2(b).

            "Revolving Note" means a promissory note in substantially the form of Exhibit X hereto as more fully described in Section 1.2, as the same may be amended, restated, supplemented or otherwise modified from time to time.

            "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

            "Servicer" means at any time the Person then authorized pursuant to
Article VI of the Investor Agreement to service, administer and collect Receivables.

            "Servicer Default" has the meaning set forth in the Investor Agreement.

            "Servicer Fee" has the meaning set forth in the Investor Agreement.

            "Settlement Date" means (i) the second Business Day following the Reporting Date in each calendar month and (ii) any additional day designated by the Buyer.

            "Subscription Agreement" means the Stockholder and Subscription Agreement in substantially the form of Exhibit IX hereto, as the same may be amended, restated, supplemented or otherwise modified from time to time:

            "Sub-Servicer" means the Originator in its capacity as sub-servicer for the Servicer as described in Section 5.1 hereof

            "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, joint venture or similar business oreanization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Originator.

            "Support Agreement" means that certain Contract, No. ACSC-9609, dated as of September 2, 1996 between Anam Industrial Co., Ltd. and the Originator.

            "Termination Date" means, the earlier of (i) the date of the declaration or automatic occurrence of the Termination Date pursuant to Section
6.2 and (ii) the date designated by either the Originator or the Buyer as the Termination Date in a written notice delivered to the other party (and if to the Buyer, then to the Agent as well) not less than (A) thirty days prior to such designated date, if the Investor Agreement shall then be in effect, or (B) ten days prior to such designated date, if the Investor Agreement shall not then be in effect.

            "Transaction Documents" means, collectively, this Agreement, the Revolving Note, the Subscription Agreement, the Performance Undertaking, each Collection Account Agreement and all other instruments, documents and agreements executed and delivered by the Originator in connection herewith.

            "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

            All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of Illinois, and not specifically defined herein, are used herein as defined in such Article 9.

                                   EXHIBIT II

                    PLACES OF BUSINESS, LOCATION OF RECORDS,
              FEDERAL EMPLOYER IDENTIFICATION NUMBER OF ORIGINATOR


1. Principal Place of Business and Chief Executive Office: 1345 Enterprise Drive, West Chester, Pennsylvania 19380

2.       Location of Records: 1345 Enterprise Drive, West Chester, Pennsylvania
         19380

3.       Federal Employer Identification Number of Originator: 23-1722724

4.       Trade Names: None

5.       Corporate Name: Amkor Electronics, Inc.

                                   EXHIBIT III

                              COLLECTION ACCOUNTS:
                 CONCENTRATION ACCOUNTS; AND DEPOSITARY ACCOUNTS


None, except:

Citibank, N.A.
460 W. 33rd Street
New York, NY 10043
Type:  Lock-Box Account
Account # 40568602
ABA # 021-000-089

Post Office Box Addresses:

(a)         P.O. Box 7247-8748
            Philadelphia, PA 19170-8748

(b)         Dept. 4015
            Los Angeles, CA 90096-4015

                                   EXHIBIT IV

                         FORM OF COMPLIANCE CERTIFICATE


            This Compliance Certificate is furnished pursuant to that certain Receivables Purchase Agreement dated as of June 20, 1997, between Amkor Electronics, Inc. (the "Originator"), and Amkor Receivables Corp. (the "Agreement").

            THE UNDERSIGNED HEREBY CERTIFIES THAT:

            1.          I am the duty elected _______________ of the Originator;

            2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Originator and its Subsidiaries during the accounting period covered by the attached financial statements; and

            3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Potential Event of Default, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below.

            Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Originator has taken, is taking, or proposes to iake with respect to each such condition or event:


            The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ______ day of ____________, 19___.


                                         ------------------------------------
                                                  [Name]

SCHEDULE I TO COMPLIANCE REPORT


A. Schedule of Compliance as of ____________, 19___ with Sections ____ of the Agreement. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

This schedule relates to the month ended:  ____________

                                    EXHIBIT V

                      FORM OF COLLECTION ACCOUNT AGREEMENT

                            [On letterhead of Buyer]

                                            ____________, 19___


[Lock-Box Bank/Concentration Bank/Depositary Bank]

            Re:         Amkor Receivables Corp.
                        Amkor Electronics, Inc.

Ladies and Gentlemen:

            You have exclusive control of P.O. Box #__________ in [city, state, zip code] (the "Lock-Box") for the purpose of receiving mail and processing payments therefrom pursuant to that certain [name of lock-box agreement] between you and Amkor Electronics, Inc. dated __________ (the "Agreement"). You hereby confirm your agreement to perform the services described therein. Among the services you have agreed to perform therein, is to endorse all checks and other evidences of payment, and credit such payments to our checking account no. __________ maintained with you in the name of Amkor Electronics, Inc. (the "Lock-Box Account").

            Amkor Electronics, Inc. hereby transfers and assigns all of its right, title and interest in and to, and exclusive ownership and control over, the Lock-Box and the Lock-Box Account to Amkor Receivables Corp. (the "Seller"). We hereby request that the name of the Lock-Box Account be changed to the Amkor Receivables Corp., as "Collection Agent" for the benefit of The First National Bank of Chicago ("FNBC"), as agent under that certain Investor Agreement (the "Investor Agreement") dated as of June 20, 1997 among the Seller, Falcon Asset Securitization Corporation, certain financial institutions parties thereto and FNBC.

            The Seller hereby irrevocably instructs you, and you hereby agree, that upon receiving notice from FNBC in the form attached hereto as Annex A: (i) the name of the Lock-Box Account will be changed to FNBC for itself and as agent (or any designee of FNBC) and FNBC will have exclusive ownership of and access to such Lock-Box Account, and neither the Seller nor any of our affiliates will have any control of such Lock-Box Account or any access thereto, (ii) you will either continue to send the funds from the Lock-Box to the Lock-Box,Account, or will redirect the funds as FNBC may otherwise request, (iii) you will transfer monies on deposit in the Lock-Box Account, at any time, as directed by FNBC,
(iv) all services to be performed by you under the Agreement will be performed on behalf of FNBC, and (v) all correspondence or other mail which you have agreed to send us will be sent to FNBC at the following address:




            The First National Bank of Chicago
            Suite 0596, 21st Floor

            One First National Plaza
            Chicago, Illinois 60670
            Attention: Credit Manager, Asset Backed
                             Securities Division

            Moreover, upon such notice, FNBC for itself and as agent will have all rights and remedies given to us under the Agreement. We agree, however, to continue to pay all fees and other assessments due thereunder at any time.

            You hereby acknowledge that monies deposited in the Lock-Box Account or any other account established with you by FNBC for the purpose of receiving funds from the Lock-Box are subject to the liens of FNBC for itself and as agent under the Investor Agreement, and will not be subject to deduction, set-off, banker's lien or any other right you or any other party may have against us.

            This letter agreement and the rights and obligations of the parties hereunder will be governed by and construed and interpreted in accordance with the laws of the State of Illinois. This letter agreement may be executed in any number of counterparts and all of such counterparts taken together will be deemed to constitute one and the same instrument. All references herein to "we" or "us" refer to Amkor Electronics, Inc. and Amkor Receivables Corp.

            This letter agreement contains the entire agreement between the parties, and may not be altered, modified, terminated or amended in any respect, nor may any right, power or privilege of any party hereunder be waived or released or discharged, except upon execution by all parties hereto of a written instrument so providing. In the event that any provision in this letter agreement is in conflict with, or inconsistent with, any provision of the Agreement, this letter agreement will exclusively govern and control. Each party agrees to take all actions reasonably requested by any other parry to carry out the purposes of this letter agreement or to preserve and protect the rights of each party hereunder.


                                    Page V-2

            Please indicate your agreement to the terms of this letter agreement by signing in the space provided below. This letter agreement will become effective immediately upon execution of a counterpart of this letter agreement by all parties hereto.

                                       Very truly yours,

                                       AMKOR ELECTRONICS, INC.


                                       By:___________________________
                                       Name:_________________________
                                       Title:________________________


                                       AMKOR RECEIVABLES CORP.


                                       By:___________________________
                                       Name:_________________________
                                       Title:________________________


Acknowledged and agreed to
this _____ day of June, 1997

[COLLECTION BANK]


By:___________________________
Name:_________________________
Title:________________________

Acknowledged and agreed to
this _____ day of June, 1997

THE FIRST NATIONAL BANK  OF
CHICAGO (for itself and as Agent)


By:___________________________
Name:_________________________
Title:________________________

                                     ANNEX A
                            FORM OF COLLECTION NOTICE

                             [On letterhead of FNBC]


                                                  ____________, 19__

[Collection Bank/Depositary Bank/Concentration Bank]


            Re:  [Amkor Receivables Corp.]


Ladies and Gentlemen:

            We hereby notify you that we are exercising our rights pursuant to that certain letter agreement among Amkor Electronics, Inc., [Amkor Receivables Corp.], you and us, to have the name of, and to have exclusive ownership and control of, account number ________________ (the "Lock-Box Account") maintained with you, transferred to us. [Lock-Box Account will henceforth be a zero-balance account, and funds deposited in the Lock-Box Account should be sent at the end of each day to _______________.] You have further agreed to perform all other services you are performing under that certain agreement dated ____________ between you and [Amkor Receivables Corp.] on our behalf.

            We appreciate your cooperation in this matter.


                                    Very truly yours,

                                    THE FIRST NATIONAL BANK OF CHICAGO
                                    (for itself and as agent)


                                    By:___________________________
                                    Name:_________________________
                                    Title:________________________

                                   EXHIBIT VI

                          CREDIT AND COLLECTION POLICY


                                    Attached.

                                   EXHIBIT VII

                               FORM OF CONTRACT(S)


                                    Attached.

DATE:

TO:

ATTN:

QUOTE#:                         REV#:                     CUSTOMER#:

EFFECTIVE DATE:

REVISIONS

  SECTION:                   ITEM:               DESC:

Amkor is pleased to offer (customer) the following quotation for Assembly and Test of its IC packages.


INDEX
-----

            1.0       ASSEMBLY PRICING (USD AND EX-WORKS FACTORY INCOTERMS
                      1990)
            2.0       FINAL TEST AND/OR OTHER PROCESS PRICING
            3.0       CUSTOMER REQUESTED PROCESS OPTIONS - ADDERS
            4.0       CUSTOMER REQUESTED MATERIAL OPTIONS - ADDERS
            5.0       PACKAGE MATERIALS PRICING
            6.0       AAWW PROCESS SPECIFICATIONS
            7.0       MATERIAL
            8.0       PRECIOUS METAL ADDERS
            9.0       FAST TRACK
           10.0       LOT SPECIFIC ADDERS
           11.0       TERMS AND CONDITIONS OF SALE

1.0  ASSEMBLY PRICING - USD AND EX-WORKS FACTORY (INCOTERMS 1990)

     1.1    Package:              Application:  (Commercial/Military)
            Factory:  (AAP/AICL)

                                                                    ADDERS
            Lead Count  Dimension  Unit Price(S)  Unit Price(E)  Unit Price(C)  Au   Ag
            ----------  ---------  -------------  -------------  -------------  --   --
                                       $              $             $           $    $

     1.2    Package:              Application:  (Commercial/Military)
            Factory:  (AAP/AICL)

                                                                                 ADDERS
            Lead Count  Dimension  Unit Price(S)  Unit Price(E)  Unit Price(C)   Au  Ag
            ----------  ---------  -------------  -------------  -------------   --  --
                                       $              $             $           $    $

                                                                         ADDERS
     1.3    Package:              Application:  (Commercial/Military)
            Factory:  (AAP/AICL)

                                   Cumulative                  ADDERS
            Lead Count  Dimension   Quantity      Unit Price   Au  Ag
            ----------  ---------  ----------     ----------   --  --
                                                    $          $   $

     1.4 Dummy Units will be supplied at 75% of selling price. Daisy Chain units will be supplied at 100% of selling price.

     1.5    Die Inspect Prices (Plated Die) Application: (Commercial/Military)
            Factory: (AAP)

              Die Size                                  Unit
            (Total Area)                               Price
            ------------                               -----
                                                           $

            Note:  Above pricing does not include waffle packs.



2.0  FINAL TEST AND/OR OTHER PROCESS PRICING:

     2.1  Test pricing
          Package:
          Factory:  (AAP/AICL)


         Lead                      Test  Unit         Comments
         Count  Dimension  Device  Code  Price  (Amkor/Consigned-Tester
         -----  ---------  ------  ----  -----  -----------------------
                                    TA   $
                                    TB


     2.3  Burn-In Pricing

          Description         Burn-In Code           Unit Price
          -----------         ------------           ----------
                               T1                    $
                               T2                    $
                               T3                    $

     2.4  Tape & Reel Pricing

          Description        Tape & Reel Code       Unit Price
          -----------        ----------------       ----------
                                    TR                      $

     2.5  Test Reject

          Description        Test Reject Code       Unit Price
          -----------        ----------------       ----------
                                   RA
                                   Rl

     2.6  Backgrinding Pricing

          Package:                   Application:  (Commercial/Military)
          Factory:  (AAP/AICL)


         Wafer Diameter           Final Thickness     Price per-Wafer
         --------------           ---------------     ---------------
                                                             $
                                                             $

3.0  CUSTOMER REQUESTED PROCESS OPTIONS - ADDERS:

     Option Code  Process Description  Unit Price Adder  Applicable Packages
     -----------  -------------------  ----------------  -------------------
                                                      $

4.0  CUSTOMER REQUESTED MATERIAL OPTIONS - ADDERS:

     4.1

         Option Code        Material Description/Size      Unit Price
         -----------        -------------------------      ----------
             DC               Die Coat
             JC               Jumper Chip                           $

     4.2


         Option Code   Material Description  Size  Unit Price  Gold Adder
         -----------   --------------------  ----  ----------  ----------
             PF            Perform                         $           $
                                                           $           $

     4.3

                                             Die Size
         Option Code   Material Description  Total Area  Unit Price  Gold Adder
         -----------   --------------------  ----------  ----------  ----------
             EP            Silver Glass                          $            $
                                                                 $            $

5.0  PACKAGE MATERIALS PRICING:

     5.1

             Description            Unit Price
             -----------            ----------
                                             $

6.0  AAWW PROCESS SPECIFICATIONS:

      Package Type                           Spec #
      ------------                           ------
6.1   QFP/TQFP/GQFP
6.2   PDIP
6.3   SOIC/TSOP/TSSOP
6.4   PLCC
6.5   POWER PACKAGES
6.6   CERDIP/CERQUAD
6.7   LCC SIDEBRAZE, CPGA
6.8   CERPACK


7.0  MATERIAL:

     7.1 Customer shall supply die in inked wafer form for all Plastic or Hermetic products. Customer shall also supply piece parts where applicable.

          7.2  Factory shall supply the following for ___________________:

               Leadframe:
               Mold Compound:
               Epoxy:
               Wire:

          7.3  Factory shall supply the following for ___________________:

               Leadframe:
               Mold Compound:
               Epoxy:
               Wire:


8.0         PRECIOUS METAL ADDERS:

            Prices are quoted at the base price of $300 per Troy ounce for gold and $5 per Troy ounce for silver. Prices are based on the Engelhard fabricated product price on the day of shipment from the factory. Adders are calculated per 1,000 units by multiplying the quoted adder by the dollar increase above the base price. The calculated price adder per unit is shown as a separate item on the invoice.

9.0         FAST TRACK:

            A Fast Track lot is one that will be assembled in one of our factories and shipped within a specified guaranteed cycle time. The standard Fast Track airport to airport cycle time is 7 working days although other expedited times may be available. The cost to process a standard Fast Track lot is the total of the lot charge plus the premium as shown below. Two and three day Fast Track requests require special handling and therefore cost more to process.

            A special 9 day Fast Track service is offered for new devices in previously qualified packages. This is a 7 day Fast Track with 2 days added for the initial document processing for new devices. Contact your Account Manager or Customer Service Representative for more details.

                               FAST TRACK PROGRAM



          A to A                     Fast Track                   Billing                       Lot
        Cycle Time                    Premium                       Code                       Charge
        ----------                    -------                       ----                       ------
         *2 Day                        500%                          F2                       $1,000
          3 Day                        300%                          F3                       $  500
          4 Day                        200%                          F4                       $  200
          5 Day                        150%                          F5                       $  200
          6 Day                        125%                          F6                       $  200
          7 Day                        100%                          F7                       $  200
          9 Day                        100%                          F9                       $  200


          - All Fast Track requests are to be booked through Amkor sales office.

          - Available capacity is subject to change based on factory conditions.

          - All cycle times will be measured airport in, to airport out (Sundays and holidays excluded). Exception to this is material in die bank.

          -    Two day must be hand carried to and from Factories.

10.0 LOT SPECIFIC ADDERS:


                                                                                  Charge/Lot
                                                                                  ----------
       10.1.1          Qual Lot charges                                           $500 / Unit Price
       10.1.2          Engineering Lot charges                                    $200 / Unit Price
       10.1.3          Minimum Lot charge                                         $1,000 For All BGA Products
                                                                                  $500 For All Other Products

       10.1.4          I.Q.A. - (Customer Supplied Material
                       -  Visual & Mechanical                                     $50/lot
                       -  Functional                                              $50/lot
                       -  Administration Charges                                  $150/lot
                       -  100% Screening Charge                                   $10/Inspector Hour

       10.2            Custom Brokers charge                                      $65 Per Shipment

                        This applies to either AICL and AAP incoming shipments.
                        This charge covers the following fees:

                        -           Customs Stamps
                        -           Brokerage Fees
                        -           Documentation Preparation
                        -           Airport Storage Charges


11.0 TERMS AND CONDITIONS OF SALE:

     PRICE: Pricing is established in this Amkor Electronics, Inc. ("AMKOR") quotation. Prices do not include freight forwarding fees or import duties.

     PAYMENT AND COLLECTION: All payments are due within 25 days from the invoice date. Payments shall be in U.S. dollars. Buyer shall advise the Amkor Billing Department immediately of any discrepancies in regard to any invoice. Buyer agrees that all line items not in question or dispute shall be paid within the prescribed payment term. Amkor reserves the right to assess appropriate finance charges for delinquent payments.

     ACCEPTANCE/REJECTION: Claims for defects must be made in writing, within thirty (30) days of the receipt of the goods by Buyer. AMKOR authorization is required prior to Buyer return of goods to AMKOR for rework or credit.

     DELIVERY: AMKOR delivery of goods to carrier will constitute delivery of goods to the customer.

     RISK OF LOSS/INSURANCE. Buyer shall bear all risk of loss relating to all piece parts and other material provided to AMKOR by Buyer. Buyer shall provide insurance coverage door-to-door on all materials and equipment provided to AMKOR.

     ETCHED TO STAMPED LEADFRAME CONVERSIONS: AMKOR may elect to convert a lead frame from etched to stamped based on combined die support from many customers. In this case the tooling will be built by AMKOR and available to all customers. The cost of this tooling will often be offset by AMKOR charging a price for the stamped frames that includes an amortization cost for the tooling. When AMKOR elects to invest in an open stamped tool, the stamped pricing will become effective after all etched inventory is depleted and after the tooling cost has been amortized.

     DELAYS/FORCE MAJEURE: AMKOR shall not be liable for delays in delivery of goods caused by inability to obtain transportation, equipment, or material. insurrection, fires, floods, storms, embargoes, action of any military or civil authorities, strikes, labor difficulties, lockouts, acts of God, or other similar or different circumstances beyond the control of AMKOR.

     DISCLAIMER OF WARRANTIES: AMKOR's warranties as included in this quote, are in lieu of all other warranties of any kind.

     REMEDIES: AMKOR's sole obligation for damages for any cause whatsoever, shall be limited to the total price paid AMKOR ("Value Added") for the services and/or goods which are the subject of the dispute.

     DAMAGES: AMKOR shall not be liable or responsible for damages arising directly or indirectly from the sale, use or failure of any semiconductor devices assembled or tested by AMKOR under this quote.

     FREIGHT; EXPORT/IMPORT: Buyer shall be responsible for all costs incurred (including freight, duty and brokers' out-of-pocket and service charges) to transport buyer's die and/or material to factory and for assembled devices from factory to designated "ship-to" locations. Buyer will be "Importer of Record" for goods returned U.S. Customs. A 15% handling charge applies to all freight collect charges for shipments received from the customer or on the customer's behalf.

     PATENTS: AMKOR assumes no obligation or liability of any kind with respect to claims of infringement of United States or foreign patents, copyrights, trademarks or other proprietary rights arising out of or relating to the Buyer's purchase, importation, use, possession, sale, or delivery of any product or services sold to Buyer by AMKOR, and the Buyer shall indemnify, defend and hold AMKOR harmless from any and all such claims and liabilities, damages and expenses.

     TERMINATION: In the event of termination, Buyer shall purchase all finished goods and work-in-progress at the established quoted prices, and shall further purchase at Contractor's cost plus 5% any raw materials in stock, in transit and/or on order which were purchased or ordered by Contractor to fill Buyer's forecasted requirements.

     ENTIRE TERMS AND CONDITIONS: The terms and conditions of this quote supersede any and all other terms and conditions unless agreed to in writing by AMKOR.

This quotation is offered for your immediate acceptance and shall remain valid for 60 days. Upon acceptance of this quotation, customer shall supply Amkor with an assembly forecast.

Should you require any further information or have any questions relating to this quotation, please do not hesitate to contact us.

Best Regards,

AMKOR ELECTRONICS, INC.



(Name)
(Title)

(admin)

                      ASSEMBLY AND TEST SERVICES AGREEMENT



This Agreement is made and entered into this _____ day of __________, 19__ ("Effective Date"), by and between Amkor Electronics, Inc., a Pennsylvania corporation, with offices at 1345 Enterprise Drive, West Chester, Pennsylvania, 19380, USA ("Contractor"), and ____________, a __________ corporation, with offices at ________________________________ ("Buyer"). Buyer and Contractor are
collectively referred to at times herein as the "Parties."

WHEREAS, Contractor is in the business of marketing and subcontracting various assembly, testing, and/or other services to companies engaged in the manufacture of semiconductors; and,

WHEREAS, Buyer desires Contractor to perform such services from time to time pursuant to the terms and conditions contained in this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual promises contained herein, the Parties agree as follows:

1.   PURPOSE OF AGREEMENT.

     The purpose of this Agreement is to define the term and conditions under which Buyer will purchase and Contractor will perform or have performed the services contracted for herein.

2.   SCOPE OF WORK.

     Contractor shall arrange for the assembly/test of Buyer's Products listed in Appendix 1, attached hereto, in accordance with Contractor's Quotation, Buyer's Product requirements, assembly specifications mutually agreed to by the Parties, and the terms and conditions contained herein.

3.   TERM OF AGREEMENT.

     This Agreement shall be for a period of _____ years beginning on the Effective Date. The Agreement may be extended at any time in a writing executed by both Parties. Either party may request such an extension upon at least ninety (90) written notice to the other party.

4.   PRICING

     4.1 Initial Product pricing will be mutually agreed to between the Parties prior to the Effective Date of this Agreement. In the event of any contract extensions, pricing will be reviewed and mutually determined on an annual basis or as otherwise agreed to by the Parties. Prices are included as part of Appendix 1 hereto which

          Appendix may be modified in writing by the Parties from time to time to reflect new products and prices.

5.   DELIVERY, FREIGHT, EXPORT AND IMPORT

     5.1 Delivery of products shall be in accordance with the cycle times mutually agreed to by the Parties.

     5.2 Responsibility for all freight, transportation and duties to and from the place of assembly/test shall be that of the Buyer.

     5.3 Buyer will export all die and any other of its materials on its own export license to the assembly facility (designated in Appendix 1) and will be the importer of record upon the return shipment of Products through applicable ports of entry. Contractor shall provide all reasonable assistance to clear Products through export Customs.

6.   PAYMENT TERMS.

     All payments are due in full in US dollars within twenty five (25) days from the invoice date.

7.   BUYER'S REQUIREMENTS

7.1 Buyer hereby agrees to provide Contractor with a __________ month rolling forecast of all Products to be assembled and/or tested by Contractor under this Agreement. This forecast will adhere to the format specified by Contractor and will be provided monthly beginning __________. Forecasts for the first through __________ week shall be Contractor's authorization to purchase non-standard materials necessary to satisfy Buyer's requirements.

7.2 Buyer shall provide firm orders for Products in the form of a Purchase Order ("Order") which will contain, unless otherwise agreed, the Product part number, quantities ordered, requested delivery dates, and price. Any other terms or conditions of the Order which conflict with or are a material addition to this Agreement shall not be applicable to the Parties' transactions hereunder.

7.3 Buyer shall consign to Contractor on a no-charge basis, in time sufficient to satisfy Contractor's assembly schedule and Buyer's finished goods requirements, all die and such other material (as may be agreed to by the parties) in good and merchantable quality and suitable for Contractor to use for the purpose of performing the services contemplated under this Agreement. Title and risk of loss for such materials shall remain with the Buyer at all times.

8.   ACCEPTANCE; REJECTION.

     Within fifteen (15) days of receipt of Product, Buyer must specify in writing to Contractor any claims for defects or nonconformities. After this time, Product will be deemed accepted by Buyer. In the event of rejected Product, Buyer shall follow Contractor's instructions for disposition of such Product. Based on the nature of the Product defect, it shall be mutually determined whether to rework the Product, issue credit to Buyer or select another appropriate remedy. In no event shall Contractor be responsible for defects caused by materials provided by Buyer or for any liability in excess of the value of the assembly services related to rejected Product.

9.   WARRANTY

     9.1 Contractor warrants for a period of ninety (90) days following acceptance of Product by Buyer that all Products shall be in conformance with Buyer specifications and will be free from material defects in workmanship and materials.

     9.2 Buyer's exclusive remedy for breach of this warranty by mutual agreement shall be either rework of any nonconforming Product or issuance of credit at the option of the Contractor. In no event shall Buyer return any Product without the express written authorization of the Contractor. Contractor's entire liability hereunder, whether in contract or in tort, shall be limited to an amount not to exceed the price paid by Buyer to Contractor (value added) for the Products which are the subject of the dispute.

     9.3 Notwithstanding the above, the Parties recognize that certain components will be supplied by Buyer for use in the assembly process. Contractor makes no warranty to Buyer with respect to these components.

     9.4 THE EXPRESS WARRANTIES SET FORTH IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WARRANTIES AS TO CONDITIONS, DESCRIPTION, FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, OR ANY OTHER MATTER.

10.  INSPECTION AND AUDIT.

     Upon prior mutual agreement between the Parties, Buyer shall have the right, during normal business hours, to inspect the assembly facility, equipment, and materials used in the processing of Buyer's Products and to inspect any of Buyer's consigned materials.

11.  CONFIDENTIALITY.

     During the term of this Agreement, each Party may disclose certain information to the other Party which it considers confidential or proprietary in nature which may include, but is not limited to, designs, drawings, components, techniques, processes, test data, reports, plans, forecasts, and other similar documents or records. With respect to such information, the Parties agree as follows:

     a. Confidential Information may be furnished either verbally or in tangible form. Any Confidential Information disclosed in tangible form shall be conspicuously marked as such, and any Confidential Information disclosed verbally will be confirmed in writing by the disclosing party within thirty (30) days of disclosure with a copy of such writing furnished to the Party receiving such information.

     b. The Parties shall not disclose or divulge to any person, or to anyone except those of its employees who have a need to know, any Confidential Information which is disclosed.

     c. The receiving Party shall advise the disclosing Party in writing in the event the receiving party becomes aware of any misappropriation or misuse of Confidential Information by any person and provide assistance to disclosing Party in any proceeding or lawsuits related thereto.

     d. Neither Party shall be obligated with respect to any information which:

          (1)  is already known to the receiving Party;

          (2) is or becomes publicly known through no wrongful act of the receiving Party;

          (3) is rightfully received from a third Party without similar restriction;

          (4)  is independently developed by receiving Party;

          (5) is approved for release by written authorization of the disclosing Party; or,

          (6) is disclosed more than five (5) years after the date of disclosure.

     e. The Parties hereby acknowledge that any violation or threatened violation of this Provision by one Party shall constitute an irreparable injury to the other Party for which monetary damages provide an inadequate remedy and agree that, in addition to all other rights provided by law to which a party shall be entitled, a Party shall have the right to seek injunctive and other appropriate equitable relief. The prevailing party in any such proceeding shall be entitled to reimbursement of costs of suit including reasonable attorneys' fees.

     f. Upon termination of the Agreement, each Party shall per written request of the other Party promptly return to the disclosing Party all Confidential Information received under this Agreement and shall not retain any copies of such Information expect as otherwise expressly permitted by the disclosing Party.

12.  INTELLECTUAL PROPERTY.

     The Parties assume no obligation or liability with respect to claims of infringement of United States or foreign patents, copyrights, trademarks, or other proprietary rights arising out of or related to products assembled hereunder pursuant to standard processing or Buyer provided specifications and the Parties further release one another from any such obligation or liability.

13.  FORCE MAJEURE.

     Neither Party shall be liable for delay in performance or failure to perform, in whole or in part, due to labor dispute, strike, war or act of war, insurrection, riot, civil unrest, act of public enemy, fire, flood, or other acts of God, or the acts of any governmental authority, or other causes beyond the control of such Party. The Party, experiencing such cause or delay shall immediately notify the other Party of the circumstances which may prevent or significantly delay its performance hereunder, and shall use its best efforts to alleviate the effects of such cause or delay.

14.  TERMINATION.

     Either Party may at its option terminate this Agreement upon the occurrence of one of the following:

     a. In the event the other Party is in default of its obligations under the Agreement and, after notice of said default is given, fails to cure same within a period of sixty (60) days, the nondefaulting Party may terminate this Agreement at the end of said period upon written notice to the other Party.

     b. In the event either Party becomes or is adjudicated insolvent or bankrupt, or if a receiver or a trustee is appointed for a Party or its property, or if a Party petitions for reorganization or arrangement under any bankruptcy or insolvency law, or if any assignment is made for the benefit of any Party's creditors then, in addition to such other remedies as may be available at law or in equity, the other Party hereto shall have the right to terminate this Agreement on five (5) days prior written notice.

     c. Upon either termination of this Agreement or canceflation of any Order or other Product requirement hereunder, Buyer shall purchase at the established contract prices all finished Products in inventory, and shall also purchase at Contractor's cost plus 5% handling and storage fee all Work-in-Progress and any raw materials in stock and on order which were purchased specifically to fill Buyer's forecast requirements.

     d. The termination or expiration of this Agreement shall not affect or impair the rights and obligations of either Party or Orders in existence prior to such termination or expiration, nor relieve either party of any obligation or liability accrued hereunder prior to such termination or expiration. Contractor shall retain a security interest in Buyer's products until payment in full has been made.

15.  CONTROLLING LAW: DISPUTE RESOLUTION.


     This Agreement and all questions relating to its validity, interpretation, and enforcement shall be governed by and construed, interpreted, and enforced in accordance with the laws of the Commonwealth of Pennsylvania. The Parties agree that, in the event of any claim or controversy arising out of this Agreement, they shall first attempt in good faith to settle any such dispute through consultation and negotiation. If after good faith consultation and negotiation, the Parties are unable to achieve a resolution, then the dispute shall be submitted to a mutually acceptable advisor for fact finding and mediation, the cost of which shall be divided equally between the parties.

     (EITHER ONE OF THE FOLLOWING OPTIONS WILL BE INSERTED AT THIS POINT DEPENDING ON WHETHER IT IS A DOMESTIC OR FOREIGN ACCOUNT.)

     a. DOMESTIC ALTERNATIVE: IN THE EVENT THE DISPUTE CANNOT BE RESOLVED THROUGH MEDIATION, THE DISPUTE SHALL THEN BE SUBMITTED TO ARBITRATION UNDER THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION AND HELD IN PHILADELPHIA, PA. THE PARTIES SHALL DESIGNATE ONE OR MORE ARBITRATORS PURSUANT TO SAID RULES WHOSE DECISION SHALL BE FINAL AND BINDING ON THEM AND WHICH SHALL BE ENFORCEABLE IN ANY COURT HAVING JURISDICTION.

          b. INTERNATIONAL ALTERNATIVE: IN THE EVENT THE DISPUTE CANNOT BE RESOLVED THROUGH MEDIATION, THE DISPUTE SHALL THEN BE SUBMITTED TO ARBITRATION UNDER THE RULES OF CONCILIATION AND ARBITRATION OF THE INTERNATIONAL CHAMBER OF COMMERCE (ICC) BY ONE OR MORE ARBITRATORS APPOINTED IN ACCORDANCE WITH SAID RULES. THE PLACE OF ARBITRATION SHALL BE MUTUALLY DETERMINED BY THE PARTIES. IN THE EVENT THE PARTIES CANNOT SO AGREE, THE ICC COURT OF ARBITRATION SHALL SELECT THE VENUE.

16.  MISCELLANEOUS PROVISIONS

     16.1 Compliance with Laws.

          Both Parties shall comply with all applicable laws, regulations, and rules of all governmental authorities relating to the performance of their obligations hereunder and will obtain all necessary permits, licenses, and consents required for such performance.

     16.2 Limitation of Liability.

          The Parties hereto acknowledge and agree that, except as otherwise expressly set forth herein, neither Party shall be liable either in contract or in tort for any special, incidental, consequential, or punitive damages arising out of or related to the Products assembled and/or tested hereunder or other services performed pursuant to this Agreement. In no event shall the Parties' obligation for any claims whatsoever arising under this Agreement exceed the price paid by Buyer to Contractor for the services or Products which are directly related to any dispute.

          16.3 Amendment.

               This Agreement may be amended only by express written agreement and signed by authorized representatives of both Parties.

          16.4 Entire Agreement.

               This Agreement supersedes all prior and contemporaneous agreements and representations made with respect to the same subject matter and contains the entire agreement between the Parties with respect to the subject matter hereof and shall not be modified except by an instrument in writing signed by duly authorized representatives of each Party.

          16.5 Waiver.

               The failure by either Party to demand performance by the other Party of any obligation under this Agreement shall not constitute, nor be construed as, a waiver. Any waiver by either Party or any breach of this Agreement shall not be considered a waiver of any other breach of this Agreement.

          16.6 Notices.

               All notices required or permitted to be given under this Agreement shall be in writing and shall be personally delivered or sent by certified or registered United States mail, return receipt requested with postage prepaid, to the following Parties or to such other persons as may be designated from time to time:


                 If to Contractor:       Name     _______________________
                                         Address  _______________________
                                                  _______________________

                 If to Buyer:            Name     _______________________
                                         Address  _______________________
                                                  _______________________

     16.7 Severability.

          If any Provision or Provisions of the Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining Provisions shall in no way be affected or impaired thereby.

     16.8 Headings.

          The headings of the several Provisions herein are inserted for convenience of reference only and are not intended to be a part of or affect the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed and accepted by their duly authorized representatives as of the day and year first above written.


BUYER                                     Amkor Electronics, Inc.


By:______________________________         Name:_______________________________

Title:___________________________         Title:______________________________

                                  EXHIBIT VIII

                       FORM OF RECEIVABLES ACTIVITY REPORT

                                    Attached

AMKOR ELECTRONICS, INC.

RECEIVABLES ACTIVITY REPORT FROM SUB-SERVICER TO ARC


MONTH ENDED [DATE]
-------------------------------------------------------------
PURSUANT TO SECTION 5.5 OF THE RECEIVABLES PURCHASE AGREEMENT


(i)     Outstanding Balance of Receivables Sold (Sales)  -
(ii)    Purchase Price
                    Discount Factor                      0.00%
                    Purchase Price Credits               -
                    Purchase Price                       -
(iii)   Cash Collections to apply to Purchase Price      -
(iv)    Increase/decrease to Revolving Note              -
(v)     Amount of additional capital contribution        0

                                   EXHIBIT IX

                 FORM OF STOCKHOLDER AND SUBSCRIPTION AGREEMENT



            THIS STOCKHOLDER AND SUBSCRIPTION AGREEMENT (this "Agreement") dated as of June 20, 1997 is entered into by and between AMKOR RECEIVABLES CORP., a Delaware corporation ("ARC"), and AMKOR ELECTRONICS, INC., a Pennsylvania corporation ("Amkor"). Except as otherwise specifically provided herein, capitalized terms used in this Agreement have the meanings ascribed thereto in the Receivables Purchase Agreement dated as of even date herewith between ARC and Amkor (as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified, the "Purchase Agreement").

                                    RECITALS

            A. ARC has been organized under the laws of the State of Delaware for the purpose of, among other things, purchasing, receiving and transferring accounts receivable and related assets originated by Amkor.

            B. Contemporaneously with the execution and delivery of this Agreement, (i) Amkor and ARC have entered into the Purchase Agreement pursuant to which Amkor has agreed, from and after the initial purchase date thereunder, to sell all of its Receivables and Related Security to ARC and (ii) ARC, Falcon Asset Securitization Corporation ("Falcon"), certain financial institutions party thereto ("Investors") (Falcon and Investors referred to, collectively, as the "Purchasers"), and The First National Bank of Chicago, as agent (the "Agent") for the Purchasers, have entered into an Investor Agreement (as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified, the "Investor Agreement") pursuant to which ARC will sell "Receivable Interests" to the Purchasers.

            C. ARC desires to sell shares of its capital stock to Amkor, and Amkor desires to purchase such shares, on the terms set forth in this Agreement.

            NOW, THEREFORE, ARC and Amkor agree as follows:

            1. Purchase and Sale of Capital Stock.

Amkor hereby purchases from ARC, and ARC hereby sells to Amkor, 1,000 shares of common stock, par value $1.00 per share, of ARC (the "Common Stock") for the purchase price set forth in Section 2.1. The shares of Common Stock being purchased under this Agreement are referred to herein as the "Shares".

            Within three (3) Business Days from the date hereof, ARC shall deliver to Amkor a certificate registered in Amkor's name representing the Shares.

            2. Consideration for Shares and Capital Contributions

            2.1 Consideration for Shares.

            To induce ARC to enter into the Purchase Agreement and to enable ARC to fund its obligations thereunder by consummating the transactions contemplated by the Investor Agreement, and in reliance upon the representations and warranties set forth herein, Amkor hereby pays to ARC on the date hereof $3,000,000 (the "Stock Purchase Price") in consideration of the purchase of the Shares. The Stock Purchase Price shall take the form of a transfer of cash, except that ARC shall, in lieu of cash payment of the Stock Purchase Price, deduct the amount of the Stock Purchase Price from the Purchase Price otherwise payable by ARC to Amkor on the initial purchase date pursuant to the Purchase Agreement.

            2.2 Contributions After Initial Closing Date.

            From time to time Amkor may make additional capital contributions to ARC. All such contributions shall take the form of a cash transfer, except that ARC agrees to, in lieu of cash payment thereof, deduct the amount of such contributions from the Purchase Price for Receivables otherwise payable by ARC to Amkor on the date of such capital contributions. All of the Receivables so paid for through such deductions shall constitute purchased Receivables within the meaning of the Purchase Agreement and shall be subject to all of the representations, warranties and indemnities otherwise made hereunder. It is expressly understood and agreed that Amkor has no obligations under this Agreement to make any capital contributions from and after payment of the Stock Purchase Price.

            3. Representations and Warranties of ARC.

            ARC represents and warrants to Amkor as follows:

            (a) ARC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to carry on its business as proposed to be conducted on the date hereof.

            (b) ARC has all requisite legal and corporate power to enter into this Agreement, to issue the Shares and to perform its other obligations under this Agreement.

            (c) Upon receipt by ARC of the Stock Purchase Price and the issuance of the Shares to Amkor, the Shares will be duly authorized, validly issued, fully paid and nonassessable.

            (d) ARC has taken all corporate action necessary for its authorization, execution and delivery of, and, its performance under, this Agreement.

            (e) This Agreement constitutes a valid and binding obligation of ARC, enforceable against ARC in accordance with its terms, except that enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

            (f) ARC has filed the Certificate of Incorporation in the form attached hereto as Exhibit A with the Secretary of State of Delaware and
       (ii) adopted the By-laws in the form attached hereto as Exhibit B.

            (g) The issuance of the Shares by ARC hereunder is legally permitted by all laws and regulations to which ARC is subject.

            4. Representations and Warranties of Amkor.

       Amkor represents and warrants to ARC as follows:

            (a) Amkor is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, and has all requisite corporate power and authority to carry on its business as conducted on the date hereof.

            (b) Amkor has all requisite legal and corporate power to enter into this Agreement, to purchase the Shares and to perform its other obligations under this Agreement.

            (c) Amkor has taken all corporate action necessary for its authorization, execution and delivery of, and its performance under, this Agreement.

            (d) This Agreement constitutes a valid and binding obligation of Amkor, enforceable against Amkor in accordance with its terms, except that enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

            (e) Amkor is purchasing the Shares for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and Amkor has no current intention of selling, granting a participation in, or otherwise distributing, the same.

            (f) Amkor understands that the Shares have not been registered under the Securities Act of 1933, as amended, or under any other federal or state law, and that ARC does not contemplate such a registration.

            (g) Amkor has such knowledge, sophistication and experience in financial and business matters that it is capable of evaluating the merits and risks of the transactions contemplated by this Agreement, and has made such investigations in connection herewith as have been deemed necessary or desirable to make such evaluation.

            (h) The purchase of the Shares by Amkor is legally permitted by all laws and regulations to which Amkor is subject.

            5. Restrictions on Transfer Imposed by the Act: Legend

            5.1 Legend. Each certificate representing any Shares shall be endorsed with the following legend:

            NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS, OR (B) WHERE AMKOR RECEIVABLES CORP. HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION (IN FORM AND SUBSTANCE), AND WHICH COUNSEL, SHALL BE REASONABLY SATISFACTORY TO AMKOR RECEIVABLES CORP. TO THE EFFECT THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF THE ACT AND ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF THE STOCKHOLDER AND SUBSCRIPTION AGREEMENT DATED AS OF JUNE __, 1997, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE AT THE OFFICE OF AMKOR RECEIVABLES CORP.

            5.2 Registration of Transfers. ARC need not register a transfer of any Shares unless the conditions specified in the legend set forth in Section
5.1 hereof are satisfied. ARC may also instruct its transfer agent not to register the transfer of any Shares unless the conditions specified in the legend set forth in Section 5.1 hereof are satisfied.

            6. Agreement to Vote

            (a) Amkor hereby agrees and covenants to vote all of the shares of Common Stock now or hereafter owned by it, whether beneficially or otherwise, as is necessary at a meeting of stockholders of ARC, or by written consent in lieu of any such meeting, to cause to be elected to, and maintained on, ARC's board of directors at least one person (the "Independent Director") meeting the qualifications and selected in accordance with the provisions of the Certificate of Incorporation and By-laws of ARC.

            (b) The obligations provided for in this Section 6 shall terminate on the Collection Date.

            7. Successors and Assigns.

            Each party agrees that it will not assign, sell, transfer, delegate, or otherwise dispose of, whether voluntarily or involuntarily, or by operation of law, any right or obligation under this Agreement except in connection with a transfer of Shares in compliance with the terms and conditions hereof or otherwise in accordance with the terms hereof. Any purported assignment, transfer or delegation in violation of this Section 7 shall be null and void ab initio. Subject to the foregoing limits on assignment and delegation and except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legatees, executors, administrators, assignees and legal successors.

            8. Amendments and Waivers.

            Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of ARC and Amkor. Any amendment or waiver so effected shall be binding upon ARC and Amkor.

            9. Further Acts.

            Each party agrees to perform any further acts and execute and deliver any document which may be reasonably necessary to carry out the provisions of this Agreement.

            10. Counterparts.

            This Agreement may be executed in any number of counterparts, and all of such counterparts together will be deemed one instrument.

            11. Notices.

            Any and all notices, acceptances, statements and other communications to Amkor in connection herewith shall be in writing, delivered personally, by facsimile or certified mail, return receipt requested, and shall be addressed to the address of Amkor indicated on the stock transfer register of ARC or, if no address is so indicated, to the address provided to ARC pursuant to the Purchase Agreement unless changed by written notice to ARC or its successor.

            12. Governing Law.

            THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

            13. Entire Agreement.

            This Agreement, together with the Purchase Agreement and the other documents expressly to be delivered in connection therewith, constitute the full and entire understanding and agreement between the parties hereto with regard to the subject matter hereof and thereof.

            14. Severability of this Agreement.

            In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            IN WITNESS WHEREOF, the parties hereto have caused their respective officers thereunto duly authorized to execute this Agreement as of the date first written above.


                                           AMKOR RECEIVABLES CORP.


                                           By:________________________________
                                           Name:______________________________
                                           Title:_____________________________


                                           AMKOR ELECTRONICS, INC.


                                           By:________________________________
                                           Name:______________________________
                                           Title:_____________________________

                                    EXHIBIT A

                                       TO

                     STOCKHOLDER AND SUBSCRIPTION AGREEMENT

                      Form of Certificate of Incorporation


                                   (Attached)

                                    EXHIBIT B

                                       TO

                     STOCKHOLDER AND SUBSCRIPTION AGREEMENT

                                 Form of By-laws

                                   (Attached)

                                    EXHIBIT X

                             FORM OF REVOLVING NOTE


                                                                   June 20, 1997

            1. Note. FOR VALUE RECEIVED, the undersigned, AMKOR RECEIVABLES CORP., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of Amkor Electronics, Inc., a Pennsylvania corporation (the "Lender"), in lawful money of the United States of America and in immediately available funds, on the "Collection Date" (as defined in the "Purchase Agreement" referred to below) the aggregate unpaid principal sum outstanding of all "Revolving Loans" made from time to time by the Lender to the Borrower pursuant to and in accordance with the terms of that certain Receivables Purchase Agreement dated as of June 20, 1997 between the Lender and the Borrower (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"). Reference to Section 1.2 of the Purchase Agreement is hereby made for a statement of the terms and conditions under which the loans evidenced hereby have been and will be made. All terms which are capitalized and used herein and which are not otherwise specifically defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

            2. Interest. The Borrower further promises to pay interest on the outstanding unpaid principal amount of any Revolving Loans from the date hereof until payment in full hereof at a rate equal to prime plus 0.25% (as reported in The Wall Street Journal) (the "Interest Rate"); provided, however, that if the Borrower shall default in the payment of any principal hereof, the Borrower promises to, on demand, pay interest at the rate of the Interest Rate plus 1.0% on any such unpaid amounts, from the date such payment is due to the date of actual payment. Interest shall be payable on the 25th calendar day of each month (or, if such day is not a Business Day, the next following Business Day) in arrears; provided, however, that the Borrower may elect, on the date any interest payment is due hereunder, to defer such payment and upon such election the amount of interest due but unpaid on such date shall constitute principal under this Subordinated Revolving Note. The outstanding principal of any loan made under this Subordinated Revolving Note shall be due and payable on the Collection Date and may be repaid or prepaid at any time without premium or penalty.

            3. Principal Payments. The Lender is authorized and directed by the Borrower to enter on the grid attached hereto, or, at its option, in its books and records, the date and amount of each loan made by it which is evidenced by this Subordinated Revolving Note and the amount of each payment of principal made by the Borrower, and absent manifest error, such entries shall constitute prima facie evidence of the accuracy of the information so entered; provided that neither the failure of the Lender to make any such entry or any error therein shall expand, limit or affect the obligations of the Borrower hereunder.

            4. Subordination. The indebtedness evidenced by this Subordinated Revolving Note is subordinated to the prior payment in full of all of the Borrower's recourse obligations under that certain Investor Agreement dated as of June 20, 1997 by and among the Borrower, Falcon Asset Securitization Corporation ("Falcon"), certain financial institutions party thereto ("Investors") (Falcon and Investors referred to, collectively, as the "Purchasers"), and The First National Bank of Chicago, as agent (the "Agent") for the Purchasers (as amended, restated, supplemented or otherwise modified from time to time, the "Investor Agreement"). The subordination provisions contained herein are for the direct benefit of, and may be enforced by, the Agent and the Purchasers and/or any of their assignees (collectively, the "Senior Claimants") under the Investor Agreement. Until the date (the "Expiry Date") on which the Investor Agreement has been terminated in accordance with its terms and all "Aggregate Unpaids" outstanding under the Investor Agreement have been repaid in full and all other obligations of the Borrower and/or the Servicer thereunder (all such obligations, collectively, the "Senior Claim") have been indefeasibly satisfied in full, the Lender shall not demand, accelerate, sue for, take, receive or accept from the Borrower, directly or indirectly, in cash or other property or by set-off or any other manner (including, without limitation, from or by way of collateral) any payment or security of all or any of the indebtedness under this Subordinated Revolving Note or exercise any remedies or take any action or proceeding to enforce the same; provided, however, that (i) the Lender hereby agrees that it will not institute against the Borrower any proceeding of the type described in Section 6.1(d)(i) of the Purchase Agreement unless and until the date that is one year and one day after the Expiry Date has occurred and (ii) nothing in this paragraph shall restrict the Borrower from paying, or the Lender from requesting, any payments under this Subordinated Revolving Note so long as (x) the Borrower is not required under the Investor Agreement to set aside the funds proposed to be used for such payments for the benefit of, or otherwise pay over such funds to, any of the Senior Claimants, (y) no Event of Default or Potential Event of Default shall have occurred and then be continuing under the Purchase Agreement and no "Servicer Default" or "Potential Servicer Default" shall have occurred and then be continuing under the Investor Agreement and (z) the making of such payment would not otherwise violate the terms and provisions of either the Purchase Agreement or the Investor Agreement. Should any payment, distribution or security or proceeds thereof be received by the Lender in violation of the immediately preceding sentence, the Lender agrees that such payment shall be segregated, received and held in trust for the benefit of, and deemed to be the property of, and shall be immediately paid over and delivered to the Agent for the benefit of the Senior Claimants.

            5. Bankruptcy; Insolvency. Upon the occurrence of any Servicer Default described in Section 7.1(d)(i) of the Investor Agreement involving the Borrower as debtor, then and in any such event the Senior Claimants shall receive payment in full of all amounts due or to become due on or in respect of the Senior Claim (including "Discount" accruing under the Investor Agreement after the commencement of any such proceeding, whether or not any or all of such Discount is an allowable claim in any such proceeding) before the Lender shall be entitled to receive any payment on account of this Subordinated Revolving Note, and to that end, any payment or distribution of assets of the Borrower of any kind or character, whether in cash: securities or other property, in any applicable insolvency proceeding, which would otherwise be payable to or deliverable upon or with respect to any or all indebtedness under this Subordinated Revolving Note, is hereby assigned to and shall be paid or delivered by the Person making such payment or delivery (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to the Agent for application to, or as collateral for the payment of, the Senior Claim until such Senior Claim shall have been paid in full and satisfied.

            6. Amendments. This Subordinated Revolving Note shall not be amended, modified or terminated except in accordance with Section 8.1 of the Purchase Agreement.

            7. Governing Law. This Subordinated Revolving Note has been delivered at and shall be deemed to have been made at Chicago, Illinois and shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws and decisions of the State of Illinois. Wherever possible each provision of this Subordinated Revolving Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Subordinated Revolving Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Subordinated Revolving Note.

            8. Waivers. All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor. The Lender additionally expressly waives all notice of the acceptance by any Senior Claimant of the subordination and other provisions of this Subordinated Revolving Note and expressly waives reliance by any Senior Claimant upon the subordination and other provisions herein provided.

            9. Assignment. This Subordinated Revolving Note may not be assigned, pledged or otherwise transferred to any party other than the Lender without the prior written consent of the Agent, and any such attempted transfer shall be void.


                                          AMKOR RECEIVABLES CORP.


                                           By:________________________________
                                           Name:
                                           Title:

                                   SCHEDULE TO

                           SUBORDINATED REVOLVING NOTE


                    REVOLVING LOANS AND PAYMENTS OF PRINCIPAL



                                            Amount of           Amount              Unpaid
                                            Revolving           of Principal        Notation
     Date               Loan                Principal Paid      Balance             Made By
     ----               ----                --------------      -------             -------
     ---------          -----------         --------------      ---------------     -----------
     ---------          -----------         --------------      ---------------     -----------
     ---------          -----------         --------------      ---------------     -----------
     ---------          -----------         --------------      ---------------     -----------
     ---------          -----------         --------------      ---------------     -----------
     ---------          -----------         --------------      ---------------     -----------
     ---------          -----------         --------------      ---------------     -----------
     ---------          -----------         --------------      ---------------     -----------
     ---------          -----------         --------------      ---------------     -----------
     ---------          -----------         --------------      ---------------     -----------
     ---------          -----------         --------------      ---------------     -----------
     ---------          -----------         --------------      ---------------     -----------
     ---------          -----------         --------------      ---------------     -----------
     ---------          -----------         --------------      ---------------     -----------
     ---------          -----------         --------------      ---------------     -----------
     ---------          -----------         --------------      ---------------     -----------